FIFTH THIRD PERSPECTIVE

              FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

                                    ISSUED BY
               JACKSON NATIONAL LIFE INSURANCE COMPANY(R) THROUGH
                      JACKSON NATIONAL SEPARATE ACCOUNT - I

THE DATE OF THIS PROSPECTUS IS MAY 2, 2005, which states the information about the separate account, the Contract, and Jackson National you should know before investing. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the separate account can be found in the statement of additional information
(SAI) dated May 2, 2005 that is available upon request without charge. To obtain a copy, contact us at our:

                              ANNUITY SERVICE CENTER
                              P.O. BOX 17240
                              DENVER, COLORADO 80217-0240
                              1-800-766-4683
                              WWW.JNL.COM

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges. In some states, you may purchase the Contract through our automated electronic transmission/order ticket verification procedure. Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents begins on page 69. The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (SEC) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

--------------------------------------------------------------------------------
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES OFFERED THROUGH THIS PROSPECTUS DISCLOSURE. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE. WE DO NOT INTEND FOR THIS PROSPECTUS TO BE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THIS IS NOT PERMITTED.
--------------------------------------------------------------------------------

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o Not  FDIC/NCUA  insured  o Not  Bank/CU  guaranteed  o May lose  value o Not a deposit o Not insured by any federal agency
--------------------------------------------------------------------------------

"JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. These Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. The JNL/Mellon Capital Management The S&P(R) 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in this Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

"Dow Jones," "Dow Jones Industrial AverageSM," "DJIASM," "The Dow(SM)" and "The Dow 10SM Index" are service marks of Dow Jones & Company, Inc. (Dow Jones) and have been licensed for use for certain purposes by Jackson National Life
Insurance Company. Dow Jones has no relationship to the annuity and Jackson National Life Insurance Company, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management The Dow(SM) 10 Fund. Please see Appendix A for additional information. The JNL/Mellon Capital Management The Dow(SM) 10 Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The  Nasdaq-100(R),"   "Nasdaq-100  Index(R),"  "Nasdaq  Stock  Market(R)"  and
"Nasdaq" are trade or service marks of ThE Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Nasdaq(R) 15 Fund has not passed on the Corporations as to its legality or suitability. The JNL/Mellon Capital Management Nasdaq(R) 15 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks oF Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The JNL/Mellon Capital Management Value Line(R) 25 Fund is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line(R) 25 Fund. Jackson National Life Insurance Company is not affiliated with any Value Line Company.

   THE CONTRACT MAKES AVAILABLE FOR INVESTMENT FIXED AND VARIABLE INVESTMENT OPTIONS. THE VARIABLE OPTIONS AVAILABLE ARE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT, EACH OF WHICH INVESTS IN ONE OF THE FOLLOWING FUNDS - ALL CLASS A SHARES (THE "FUNDS"):

VARIABLE INSURANCE FUNDS

Fifth Third Disciplined Value VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Quality Growth VIP Fund
Fifth Third Balanced VIP Fund

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund
JNL/AIM REAL ESTATE FUND
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
JNL/GOLDMAN SACHS MID CAP VALUE FUND
JNL/JPMORGAN INTERNATIONAL EQUITY FUND (FORMERLY JNL/PUTNAM INTERNATIONAL EQUITY
  FUND)
JNL/JPMorgan International Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND (THE JNL/ALLIANCE CAPITAL GROWTH FUND
  MERGED INTO THIS FUND, EFFECTIVE MAY 2, 2005)
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management The Dow(SM) 10 Fund
JNL/Mellon Capital Management The S&P(R) 10 Fund
JNL/Mellon Capital Management Global 15 Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management JNL 5 Fund
JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND (FORMERLY, JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND)
JNL/Mellon Capital Management Value Line(R) 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND (FORMERLY, JNL/MELLON
  CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND)
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND (FORMERLY, JNL/MELLON
  CAPITAL MANAGEMENT ENERGY SECTOR FUND)
JNL/Mellon Capital Management Technology Sector Fund

HIGHLIGHTED ARE THE FUNDS THAT ARE NEWLY AVAILABLE, RECENTLY UNDERWENT NAME CHANGES, OR WERE SUBJECT TO A MERGER, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. THE FUNDS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE FUNDS ARE ATTACHED TO THIS PROSPECTUS.

                                                 TABLE OF CONTENTS

GLOSSARY..........................................................................................................2

KEY FACTS.........................................................................................................2

FEES AND EXPENSES TABLES..........................................................................................4

THE ANNUITY CONTRACT.............................................................................................12

JACKSON NATIONAL.................................................................................................13

THE FIXED ACCOUNT................................................................................................13

THE SEPARATE ACCOUNT.............................................................................................15

INVESTMENT DIVISIONS.............................................................................................15

CONTRACT CHARGES.................................................................................................30

PURCHASES .......................................................................................................40

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS.....................................................................44

TELEPHONE AND INTERNET TRANSACTIONS..............................................................................45

ACCESS TO YOUR MONEY.............................................................................................47

INCOME PAYMENTS (THE INCOME PHASE)...............................................................................56

DEATH BENEFIT....................................................................................................61

TAXES............................................................................................................70

OTHER INFORMATION................................................................................................75

PRIVACY POLICY...................................................................................................77

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....................................................79

APPENDIX A (about Dow Jones)....................................................................................A-1

APPENDIX B (about Contract Enhancement recapture charges).......................................................B-1

APPENDIX C (GMWB examples)......................................................................................C-1

APPENDIX D (5% for Life GMWB examples)..........................................................................D-1

APPENDIX E (additional 5% for Life GMWB examples)...............................................................E-1

APPENDIX F (4% for Life GMWB examples)..........................................................................F-1

APPENDIX G (additional 4% for Life GMWB examples)...............................................................G-1

APPENDIX H (Accumulation Unit values)...........................................................................H-1


                                    GLOSSARY

THESE TERMS ARE CAPITALIZED WHEN USED THROUGHOUT THIS PROSPECTUS BECAUSE THEY HAVE SPECIAL MEANING. IN READING THIS PROSPECTUS, PLEASE REFER BACK TO THIS GLOSSARY IF YOU HAVE ANY QUESTIONS ABOUT THESE TERMS.

ACCUMULATION UNIT - a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

ANNUITANT - the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint annuitants. Any reference to the Annuitant includes any joint Annuitant.

ANNUITY UNIT - a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

BENEFICIARY - the natural person or legal entity designated to receive any Contract benefits upon the Owner's death. The Contract allows for the naming of multiple beneficiaries.

COMPLETED YEAR - the succeeding twelve months from the date on which we receive a premium payment.

CONTRACT - the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

CONTRACT ANNIVERSARY - each one-year anniversary of the Contract's Issue Date.

CONTRACT ENHANCEMENT - a credit that we will make to each premium payment you make during the first Contract Year.

CONTRACT VALUE - the sum of your allocations between the Contract's Investment Divisions and Fixed Account.

CONTRACT YEAR - the succeeding twelve months from a Contract's Issue Date and every anniversary.

EXCESS INTEREST ADJUSTMENT - an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

FIXED ACCOUNT - part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period.

GENERAL ACCOUNT - the General Account includes all our assets, including any Contract Value you allocate to the Fixed Account, which are available to our creditors.

GOOD ORDER - when our administrative requirements are met for any requested action or change, including that we have received sufficient supporting documentation.

INCOME DATE - the date on which you begin receiving annuity payments.

ISSUE DATE - the date your Contract is issued.

INVESTMENT DIVISION - one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

JACKSON NATIONAL, JNL, WE, OUR, OR US - Jackson National Life Insurance Company. (We do not capitalize "we," "our," or "us" in the prospectus.)

OWNER, YOU OR YOUR - the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint owners. (We do not capitalize "you" or "your" in the prospectus.) Any reference to the Owner includes any joint Owner.

SEPARATE ACCOUNT - Jackson National Separate Account - I.

                                    KEY FACTS

THE IMMEDIATELY FOLLOWING TWO SECTIONS BRIEFLY INTRODUCE THE CONTRACT (AND ITS BENEFITS AND FEATURES) AND ITS COSTS; HOWEVER, PLEASE CAREFULLY READ THE WHOLE PROSPECTUS AND ANY RELATED DOCUMENTS BEFORE PURCHASING THE CONTRACT TO BE SURE THAT IT WILL MEET YOUR NEEDS.

--------------------------------------------------------------------------------

          ALLOCATION OPTIONS

          The Contract makes available Investment Divisions and a Fixed Account for allocation of your premium payments and Contract Value. For more information about the fixed options, please see "THE FIXED ACCOUNT" beginning on page 12. For more information about the Investment Divisions, please see "INVESTMENT DIVISIONS" beginning on page 14.

--------------------------------------------------------------------------------

          INVESTMENT PURPOSE

          The Contract is intended to help you save for retirement or another long-term investment purpose. The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. For more information, please see "TAXES" beginning on page 61.

--------------------------------------------------------------------------------

          FREE LOOK

          If you change your mind about having purchased the Contract, you may return it without penalty. There are conditions and time and other limitations depending on where you live. For more information, please see "FREE LOOK" beginning on page 66. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

--------------------------------------------------------------------------------

          PURCHASES

          There are minimum and maximum premium requirements. You may elect to receive a credit on your premium payments during the first Contract Year, subject to fees, conditions and limitations. The Contract also has a premium protection option, namely the Capital Protection Program. For more information, please see "PURCHASES" beginning on page 30.

--------------------------------------------------------------------------------

          WITHDRAWALS

          Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years. There are also a number of optional withdrawal benefits available. The Contract has a free withdrawal provision and waives the charges and adjustments in the event of some unforeseen emergencies. For more information, please see "ACCESS TO YOUR MONEY" beginning on page 37.

--------------------------------------------------------------------------------

          INCOME PAYMENTS

          There are a number of income options available, including an optional, guaranteed minimum income benefit. For more information, please see "INCOME PAYMENTS (THE INCOME PHASE)" beginning on page 46.

--------------------------------------------------------------------------------

          DEATH BENEFIT

          The Contract has a death benefit that becomes payable if you die before the Income Date. There are also a number of optional death benefits available. For more information, please see "DEATH BENEFIT" beginning on page 52.

--------------------------------------------------------------------------------

                            FEES AND EXPENSES TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT, SURRENDER THE CONTRACT OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

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                           OWNER TRANSACTION EXPENSES

Front-end Sales Load...........................................................................................None

Maximum Withdrawal Charge (as a percentage of premium surrendered, if applicable) 1............................8.5%

Maximum Contract Enhancement Recapture Charge (as a percentage of the corresponding first year premium payments withdrawn if an optional Contract Enhancement is selected) 2................................................4%

Maximum Premium Taxes (as a percentage of each premium payment) 3..............................................3.5%

Commutation Fee: If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by an amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using a discount rate that is (a) equal to the rate assumed in calculating the initial income payment and (b) no more than 1% higher than (a).

Transfer Charge (per transfer after 15 in a Contract Year) 4....................................................$25

Expedited Delivery Charge 5..................................................................................$22.50
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

1 There may be a withdrawal charge on these withdrawals of Contract Value: withdrawals in excess of the free withdrawal amounts; withdrawals under a tax-qualified Contract that exceed the minimum distribution requirements of the Internal Revenue Code; withdrawals in excess of the free withdrawal amount to meet the minimum distribution requirements of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the minimum distribution requirements of a Roth IRA annuity; a total withdrawal; and withdrawals on an Income Date that is within one year of the Issue Date. The withdrawal charge is a schedule lasting seven Completed Years, and there are two optional withdrawal charge schedules (that are shorter) available:


         Completed Years Since
              Receipt of Premium            0        1        2        3        4       5        6        7+
         ---------------------------------------------------------------------------------------------------
         Base Withdrawal Charge             8.5%     8%       7%       6%       5%      4%       2%       0
         Optional Five-year Schedule        8%       7%       6%       4%       2%      0        0        0
         Optional Three-year Schedule       7.5%     6.5%     5%       0        0       0        0        0

2 Contract Enhancements are subject to recapture charges. There may be a recapture charge on these withdrawals of Contract Value with a Contract
     Enhancement: if the Contract is returned during the free look period;
     withdrawals in excess of the free withdrawal amounts; withdrawals that exceed the minimum distribution requirements of the Internal Revenue Code;
     a total withdrawal; and withdrawals on an Income Date that is within the recapture charge schedule. The recapture charge schedule is based on Completed Years and depends on your Contract Enhancement:

         Completed Years Since
              Receipt of Premium            0        1        2        3        4       5        6        7+
         ---------------------------------------------------------------------------------------------------
         With 2% Credit                     2%       2%       1.25%    1.25%    0.5%    0        0        0
         With 3% Credit                     3%       3%       2%       2%       2%      1%       1%       0
         With 4% Credit                     4%       4%       2.5%     2.5%     2.5%    1.25%    1.25%    0

3 Premium taxes generally range from 0 to 3.5% and vary by state. Currently, we pay them and do not charge you.

4 We do not count transfers in conjunction with dollar cost averaging, automatic rebalancing, and periodic automatic transfers.

5 For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FUNDS' FEES AND EXPENSES.

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                                            PERIODIC EXPENSES

FOR BASE CONTRACT

Annual Contract Maintenance Charge 6............................................................................$35

Separate Account Annual Expenses (as an annual percentage of the average daily account value of the Investment
   Divisions).................................................................................................1.25%

       -------------------------------------------------------------------------------------------------------
         Mortality And Expense Risk Charge ............................................................1.10%
         Administration Charge 7.......................................................................0.15%
         ---------------------------------------------------------------------------------------------------
              Total Separate Account Annual Expenses...................................................1.25%
       -------------------------------------------------------------------------------------------------------

FOR OPTIONAL ENDORSEMENTS (AS AN ANNUAL PERCENTAGE OF THE AVERAGE DAILY ACCOUNT
   VALUE OF THE INVESTMENT DIVISIONS, UNLESS OTHERWISE NOTED) (YOU MAY ONLY
   SELECT ONE OF EACH GROUPING, UNLESS OTHERWISE NOTED) 8

Earnings Protection Benefit Maximum Annual Charge.............................................................0.30%

-------------------------------------------------------------------------------------------------------------------
4% Contract Enhancement Maximum Annual Charge 9...............................................................0.56%
3% Contract Enhancement Maximum Annual Charge 9...............................................................0.42%
2% Contract Enhancement Maximum Annual Charge 10.............................................................0.395%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit (GMIB) Maximum Annual Charge 11.............................................0.60%
7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge 12......................................0.70%
5% For Life Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge 13....................................1.30%
4% For Life Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge 14....................................0.85%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Five-year Withdrawal Schedule Maximum Annual Charge...........................................................0.30%
Three-year Withdrawal Schedule Maximum Annual Charge..........................................................0.45%
-------------------------------------------------------------------------------------------------------------------

20% Additional Free Withdrawal Maximum Annual Charge..........................................................0.30%

-------------------------------------------------------------------------------------------------------------------
5% Roll-up Death Benefit Maximum Annual Charge 15.............................................................0.45%
4% Roll-up Death Benefit Maximum Annual Charge................................................................0.30%
Highest Anniversary Value Death Benefit Maximum Annual Charge 16..............................................0.25%
Combination 5% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge 17...................0.55%
Combination 4% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge......................0.40%
-------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------
     Total Separate Account Annual Expenses With The Most Expensive Optional Endorsements 18...........4.41%
    ---------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

6 This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from your allocations to the Investment Divisions and Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

7 This charge is waived on initial premiums of $1,000,000 or more, but we may reverse the waiver and reinstate the Administrative Charge if your withdrawals during the first year of the Contract cause the Contract Value to drop below $1,000,000.

8 Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled. The 4% and 3% Contract Enhancements and the Three-year Withdrawal Schedule are NOT available if you select the 20% Additional Free Withdrawal endorsement and vice versa. Also, you may NOT select both the Guaranteed Minimum Income Benefit and any Guaranteed Minimum Withdrawal Benefits.

9    This charge lasts for the first seven Contract Years.

10   This charge lasts for the first five Contract Years.

11 On a calendar quarter basis, the charge is 0.15% of the GMIB Benefit Base. The charge is deducted each calendar quarter and upon termination of the GMIB from the Investment Divisions and the Fixed Account on a pro rata basis. When deducted from the Investment Divisions, it is not part of the unit value calculations, but rather is deducted by means of a cancellation of units. For more information, including the definition of the GMIB Benefit Base, please see "Guaranteed Minimum Income Benefit" beginning on page 48.

12 The current charge is 0.40%. But if you selected this optional endorsement before October 4, 2004, the current charge is 0.35%, which increases to 0.55% upon step-up. For more information, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 40.

13 The charge depends on the Owner's age, or the age of the older Owner in the case of joint Owners, on the Contract's Issue Date (or the date this optional endorsement is selected, if different). For an Owner between the ages of: 60 and 64; 65 and 69; 70 and 74; and 75 and 80 - the maximum annual charge is: 1.30%; 0.85%; 0.60%; and 0.50%, respectively. Meanwhile, for the same age groups, the current charges are: 0.90%; 0.60%; 0.50%; and 0.40%, respectively. For more information, please see "5% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 43.

14 The charge depends on the Owner's age, or the age of the older Owner in the case of joint Owners, on the Contract's Issue Date (or the date this optional endorsement is selected, if different). For an Owner between the ages of: 50 and 54; 55 and 59; 60 and 64; 65 and 69; 70 and 74; and 75 and
     80 - the maximum annual charge is: 0.85%; 0.65%; 0.50%; 0.35%; 0.30%; and
     0.20%, respectively. Meanwhile, for the same age groups, the current charges are: 0.65%; 0.50%; 0.35%; 0.25%; 0.20%; and 0.15%, respectively.
     For more information, please see "4% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 45.

15 Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the "5% Compounded Death Benefit Endorsement," and the charge may be less.

16 Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the "Maximum Anniversary Value Death Benefit Endorsement," and the charge may be less.

17 Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the "Combination Death Benefit Endorsement," and the charge may be less.

18 If you were to select these optional endorsements, based on the maximum annual charges: Earnings Protection Benefit; 4% Contract Enhancement; 5% For Life Guaranteed Minimum Withdrawal Benefit; Three-year Withdrawal Schedule; and Combination 5% Roll-up and Highest Anniversary Value Death Benefit.

THE NEXT TABLES SHOW THE MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES CHARGED BY THE FUNDS AND THE EXPENSES CHARGED BY ALL OF THE FUNDS, WHICH YOU WILL PAY DURING THE TIME YOUR MONEY IS ALLOCATED TO THE CORRESPONDING INVESTMENT DIVISION. PLEASE REFER TO THE JNL SERIES TRUST AND JNL VARIABLE FUND LLC PROSPECTUSES FOR MORE INFORMATION ON THE FUNDS, INCLUDING INVESTMENT OBJECTIVES, PERFORMANCE AND INFORMATION ON THE ADVISER AND ADMINISTRATOR, JACKSON NATIONAL ASSET MANAGEMENT, LLC(R), AND THE SUB-ADVISERS.

In addition to the receipt of the fees and charges described above, Jackson National Life Insurance Company through its affiliates receive payments from the investment manager of the Variable Insurance Funds for certain administrative services provided to the applicable series of the Variable Insurance Funds. These payments are based on assets under the Contracts that are invested in the Variable Insurance Funds.


--------------------------------------------------------------------------------
                      TOTAL ANNUAL FUND OPERATING EXPENSES

Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.

                           Minimum:  0.60%
                           Maximum:  1.16%
--------------------------------------------------------------------------------

                  FUND OPERATING EXPENSES
 (AS AN ANNUAL PERCENTAGE OF THE FUND'S AVERAGE DAILY NET
                          ASSETS)
                                                                                                                         ANNUAL
                                                                    MANAGEMENT AND       SERVICE         OTHER          OPERATING
                         FUND NAME                                    ADMIN FEE A      (12B-1) FEE     EXPENSES B       EXPENSES
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
Fifth Third Disciplined Value VIP Fund C                                 0.80%              0%           0.84%         1.64% (1.10%)
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
Fifth Third Mid Cap VIP Fund C                                           0.80%              0%           0.87%         1.67% (1.10%)
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
Fifth Third Quality Growth VIP Fund C                                    0.70%              0%           0.79%         1.49% (1.10%)
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
Fifth Third Balanced VIP Fund C                                          0.80%              0%           3.45%         4.25% (1.10%)
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/AIM Large Cap Growth D                                               0.81%            0.20%          0.01%           1.02%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/AIM Real Estate                                                      0.80%            0.20%          0.01%           1.01%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/AIM Small Cap Growth                                                 0.95%            0.20%          0.01%           1.16%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Alger Growth E                                                       0.83%            0.20%          0.01%           1.04%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Eagle Core Equity                                                    0.75%            0.20%          0.01%           0.96%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Eagle SmallCap Equity                                                0.85%            0.20%          0.01%           1.06%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/FMR Balanced F                                                       0.80%            0.20%          0.01%           1.01%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/FMR Capital Growth F                                                 0.80%            0.20%          0.01%           1.01%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Franklin Templeton Small Cap Value                                   0.95%            0.20%          0.01%           1.16%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Goldman Sachs Mid Cap Value                                          0.85%            0.20%          0.01%           1.06%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/JPMorgan International Equity F, G                                   0.88%            0.20%          0.01%           1.09%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/JPMorgan International Value G                                       0.88%            0.20%          0.01%           1.09%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Lazard Mid Cap Value D                                               0.82%            0.20%          0.01%           1.03%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Lazard Small Cap Value D                                             0.85%            0.20%          0.01%           1.06%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management S&P 500 Index                              0.39%            0.20%          0.01%           0.60%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management S&P 400 MidCap Index                       0.39%            0.20%          0.01%           0.60%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Small Cap Index                            0.39%            0.20%          0.01%           0.60%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management International Index                        0.45%            0.20%          0.01%           0.66%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Bond Index                                 0.40%            0.20%          0.01%           0.61%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index H             0.56%            0.20%          0.01%           0.77%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Oppenheimer Global Growth                                            0.85%            0.20%          0.01%           1.06%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Oppenheimer Growth                                                   0.80%            0.20%          0.01%           1.01%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/PIMCO Total Return Bond                                              0.60%            0.20%          0.01%           0.81%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Putnam Equity F                                                      0.78%            0.20%          0.01%           0.99%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Putnam Midcap Growth                                                 0.85%            0.20%          0.01%           1.06%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Putnam Value Equity F                                                0.75%            0.20%          0.01%           0.96%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Salomon Brothers High Yield Bond I                                   0.60%            0.20%          0.01%           0.81%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Salomon Brothers Strategic Bond                                      0.73%            0.20%          0.01%           0.94%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Salomon Brothers U.S. Government & Quality Bond                      0.58%            0.20%          0.01%           0.79%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Select Balanced                                                      0.59%            0.20%          0.01%           0.80%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Select Global Growth J                                               0.88%            0.20%          0.01%           1.09%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Select Large Cap Growth J                                            0.78%            0.20%          0.01%           0.99%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Select Money Market                                                  0.40%            0.20%          0.01%           0.61%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Select Value                                                         0.65%            0.20%          0.01%           0.86%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/T. Rowe Price Established Growth D                                   0.70%            0.20%          0.01%           0.91%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/T. Rowe Price Mid-Cap Growth                                         0.81%            0.20%          0.01%           1.02%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/T. Rowe Price Value D                                                0.77%            0.20%          0.01%           0.98%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management The Dow(SM) 10 K                           0.44%            0.20%          0.01%           0.65%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management The S&P(R) 10 K                            0.45%            0.20%          0.01%           0.66%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Global 15 K                                0.50%            0.20%          0.01%           0.71%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management 25 K                                       0.44%            0.20%          0.01%           0.65%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Select Small-Cap K                         0.45%            0.20%          0.00%           0.65%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management JNL 5                                      0.51%            0.20%          0.01%           0.72%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Nasdaq(R) 15                               0.52%            0.20%          0.04%           0.76%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Value Line(R) 25                           0.52%            0.20%          0.15%           0.87%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management VIP                                        0.52%            0.20%          0.04%           0.76%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Communications Sector K                    0.52%            0.20%          0.01%           0.73%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Consumer Brands Sector K                   0.52%            0.20%          0.00%           0.72%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Financial Sector K                         0.52%            0.20%          0.00%           0.72%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Healthcare Sector K                        0.52%            0.20%          0.01%           0.73%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Oil & Gas Sector K                         0.51%            0.20%          0.01%           0.72%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------
JNL/Mellon Capital Management Technology Sector K                        0.52%            0.20%          0.00%           0.72%
----------------------------------------------------------------- ------------------- --------------- --------------- --------------

A In addition to the administrative services fee paid by the Variable Insurance Funds described above, certain Funds pay Jackson National Asset Management, LLC, the administrator, an administrative fee for certain services provided to the Fund by the administrator. The Administrative Fees are not paid by the Variable Insurance Funds. The JNL/Select Global Growth Fund, the JNL/JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital
     Management Enhanced S&P 500 Stock Index Fund and the JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of 0.15%; the JNL/ Mellon Capital Management Global 15 Fund pays an administrative fee of 0.20%; the other Funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Annual Operating Expenses columns in this table reflect the inclusion of any applicable administrative fee.

B Other Expenses include trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.

C Fifth Third has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the fund through April 30, 2008 to the extent the total expenses exceed 1.10%. Please see the prospectus of the Variable Insurance Funds for additional information.

D A reduction in advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

E A reduction in advisory fee took place on July 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

F A reduction in advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

G A reduction in advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

H A reduction in advisory fee took place on February 17, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

I Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond fees were changed to reflect the fees of the JNL/PPM America High Yield Bond Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

J This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

K This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund which took place on February 18, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

         EXAMPLES. These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts.

         Each of the examples assumes that you invest $10,000 in the Contract for the time periods indicated, and that your investment has a 5% return each year. Neither transfer fees nor premium tax charges are reflected in the examples. Your actual costs may be higher or lower than the costs shown in the examples.

         The following examples include the maximum fees and expenses of any of the Funds and the cost if you select the most expensive combination of optional endorsements: Earnings Protection Benefit; 4% Contract Enhancement; 5% For Life GMWB (using the maximum possible charge (at age 60)); Three-year Withdrawal Schedule; and Combination 5% Roll-up and Highest Anniversary Death Benefit. That a charge under the Contract is reduced, or stops being deducted, after so many years is not reflected. Based on these assumptions, your costs would be:

         If you do not surrender your Contract or if you begin receiving income payments from your Contract after the first year:

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         $579              $1,726           $2,860            $5,484

         If you surrender your Contract at the end of each time period:

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         $1,729            $2,476           $3,110            $5,484

         The following examples include minimum fees and expenses of any of the Funds and the cost for just the base Contract (include no optional endorsements). Based on these assumptions, your costs would be:

         If you do not surrender your Contract or if you begin receiving income payments from your Contract after the first year:

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         $188              $582             $1,001            $2,169

         If you surrender your Contract at the end of each time period:

         1 YEAR            3 YEARS          5 YEARS           10 YEARS
         $1,038            $1,282           $1,501            $2,169

         EXPLANATION OF THE FEES AND EXPENSES TABLES AND EXAMPLES. The purpose of the Fees and Expenses Tables and examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The examples reflect the expenses of the Separate Account and the funds. Premium taxes may also apply. The examples also reflect the annual contract maintenance charge, which is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and the Fixed Account. A withdrawal charge is imposed on income payments that occur within one year of the date the Contract is issued.

         THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES THAT YOU INCUR MAY BE GREATER OR LESS THAN THOSE SHOWN.

         FINANCIAL STATEMENTS. You can find the financial statements of the Separate Account and Jackson National in the Statement of Additional Information. The financial statements of Jackson National that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts. Jackson National's financial statements do not bear on the future investment experience of the assets held in the Separate Account. To obtain a copy free of charge, contact us at our Annuity Service Center. Our contact information is on the cover page of this prospectus.

         CONDENSED FINANCIAL INFORMATION. The value of an Accumulation Unit is determined on the basis of changes in the per share value of an underlying fund and Separate Account charges for the base Contract and the various combinations of optional endorsements. Please see Appendix H for more information about Accumulation Unit values.

                              THE ANNUITY CONTRACT

         Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will generally not issue a Contract to someone older than age 90. Optional benefits may have different requirements, as noted.

         You may allocate your Contract Value to

               o our Fixed Account, as may be made available by us, or as may be otherwise limited by us,

               o our Indexed Fixed Option, as may be made available by us, or as may be otherwise limited by us, or to

               o Investment Divisions of the Separate Account that invest in underlying Funds.

         Your Contract, like all deferred annuity contracts, has two phases:

               o the ACCUMULATION PHASE, when you make premium payments to us, and

               o    the INCOME PHASE, when we make income payments to you.

         As the Owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). An assignment may be a taxable event. We reserve the right to refuse an assignment. With Contracts with the 5% or 4% For Life GMWB, your ability to change ownership is limited. Please contact our Annuity Service Center for help and more information.

         The Contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a general description of the Contracts. Your Contract and any endorsements are the controlling documents. In those states where Contracts are issued as group contracts, references throughout the prospectus to "Contract(s)" shall also mean "certificate(s)."

                                JACKSON NATIONAL

         We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England).

         We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

         We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Annuity Service Center for more information.

                                THE FIXED ACCOUNT

         Contract Value that you allocate to a Fixed Account option will be placed with other assets in our General Account. The Fixed Account is not registered with the SEC, and the SEC does not review the information we provide to you about it. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Both the availability of Fixed Account options, and transfers into and out of the Fixed Account, may be subject to contractual and administrative requirements. For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

         Each Fixed Account option offers a base interest rate that we established and will credit to your Contract Value in the Fixed Account for a specified period (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account options), so long as the Contract Value in the Fixed Account is not withdrawn, transferred or annuitized until the end of the specified period. The base interest rate is subject to your Contract's Fixed Account minimum interest rate, which will be 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, afterwards. Depending on the Issue Date of your Contract, however, the Fixed Account minimum interest rate may be 3% a year, credited daily, in all Contract Years. Subject to these minimum requirements, we may declare different base interest rates at different times.

         Your Contract Value in the Fixed Account may be subject to an "Excess Interest Adjustment" and a withdrawal charge, however, if you decide to withdraw or transfer your Contract Value allocated to the Fixed Account, or if you annuitize the Contract, before the end of the specified period. The Excess Interest Adjustment depends on the base interest rate that was available when you allocated Contract Value to a Fixed Account option versus the base interest rate available for allocations to the same Fixed Account option at the time of withdrawal, transfer, or annuitization. If your base interest rate is higher than the base interest rate available for allocations to the same Fixed Account option at the time of withdrawal, transfer, or annuitization, then the Excess Interest Adjustment will increase your Contract Value, and vice versa. However, there will be no Excess Interest Adjustment when the base interest rate available for allocations to the same Fixed Account option at the time of withdrawal, transfer, or annuitization is less than your base interest rate by 0.5% or less. Also, there is no Excess Interest Adjustment on: the one-year Fixed Account option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals. In no event will the Excess Interest Adjustment reduce the Contract Value below the minimum interest rate applicable to your Contract.

         Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account option, and there will not be an Excess Interest Adjustment. If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date. Otherwise, the next closest specified period, or the one-year Fixed Account option (if there is one year or less until the Income Date), will apply.

         You may allocate premiums to the one-year Fixed Account option, but we may require that the amount in the one-year Fixed Account (including any Contract Enhancement) be automatically transferred on a monthly basis in equal installments to your choice of Investment Division within 12 months of the date we received the premium, so that at the end of the period, all amounts in the one-year Fixed Account will have been transferred. The amount will be determined based on the amount allocated to the one-year Fixed Account and the base interest rate. Charges, withdrawals and additional transfers taken from the one-year Fixed Account will shorten the length of time it takes to deplete the account balance. These automatic transfers will not count against the 15 free transfers in a Contract Year.

         Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate, as it will be applied to a declining balance in the one-year Fixed Account.

         THE DCA+ FIXED ACCOUNT, IF AVAILABLE, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account. DCA+ Fixed Account is only available for new premiums.

         The Indexed Fixed Option, if available, offers an interest rate that is guaranteed to be at least 3% per year and may be higher based on changes in the S&P 500 Composite Stock Price Index. If you make a withdrawal prior to the end of the specified term, however, the value of your Indexed Fixed Option will be the amount allocated to the Indexed Fixed Option accumulated at 3% per year, less any amounts cancelled or withdrawn for charges, deductions or withdrawals, any tax due, and any withdrawal charges. The Indexed Fixed Option is described in your Contract and supplementary materials your JNL Representative can provide you. The Indexed Fixed Option is not available if you select the Three-Year Withdrawal Charge Period option.

                              THE SEPARATE ACCOUNT

         We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

         The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

         The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

                              INVESTMENT DIVISIONS

         You may allocate your Contract Value to no more than 18 Investment Divisions and the Fixed Account at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR CONTRACT VALUE ALLOCATED TO ANY OF THE INVESTMENT DIVISIONS. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

         THE NAMES OF THE FUNDS THAT ARE AVAILABLE, ALONG WITH THE NAMES OF THE ADVISERS AND SUB-ADVISERS AND A BRIEF STATEMENT OF EACH INVESTMENT OBJECTIVE, ARE BELOW:

--------------------------------------------------------------------------------
                            VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED VALUE VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks long-term capital appreciation. The Fund will invest primarily in equity securities of mid- and large-cap companies that Fifth Third believes have the potential to provide capital appreciation.

--------------------------------------------------------------------------------
FIFTH THIRD MID CAP VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks long-term capital appreciation. The Fund will invest at least 80% of its assets in equity securities issued by mid-cap companies.

--------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks long-term capital appreciation. The Fund will invest primarily in equity securities of U.S. companies having at least $1 billion in market capitalizations at the time of purchase.

--------------------------------------------------------------------------------
FIFTH THIRD BALANCED VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks capital appreciation and current income. The Fund uses an asset allocation strategy, investing in three primary categories of securities: equities, bonds and money market instruments.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
--------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

--------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies.

--------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

--------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND
     Jackson National Asset Management, LLC (and Fred Alger Management, Inc.)

         Seeks long-term capital appreciation by investing at least 65% of its total assets in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock - of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market.

--------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

--------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of securities represented by the Russell 2000(R) Index.

--------------------------------------------------------------------------------
JNL/FMR BALANCED FUND
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in securities and the remainder in bonds and other debt securities.

--------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks long-term growth of capital by investing in securities issued by medium-sized companies.

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC

         Seeks long-term total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-capitalization companies.

--------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management,
      L.P.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of securities in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of investing.

--------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

--------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

--------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity.

--------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued based on their return on equity.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 400(R) Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic corporations.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Morgan Stanley Capital International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Lehman Brothers Aggregate Bond Index to provide a moderate rate of income by investing in domestic fixed-income investments.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

--------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

--------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization.

--------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

         Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade, fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

--------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks long-term capital growth by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

--------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital appreciation by investing mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

--------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital growth, with income as a secondary objective, by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal market conditions, in equity securities.

--------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND
     Jackson National Asset Management, LLC (and Salomon Brothers Asset Management Inc.)

         Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in securities of foreign insurers.

--------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND
     Jackson National Asset Management, LLC (and Salomon Brothers Asset Management Inc.)

         Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of fixed-income investments.

--------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND
     Jackson National Asset Management, LLC (and Salomon Brothers Asset Management Inc.)

         Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government.

--------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

--------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

--------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential.

--------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

--------------------------------------------------------------------------------
JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

         Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the fund seeks to invest in stocks that are undervalued relative to other stocks.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital and increasing dividend income by investing primarily in a diversified portfolio of common stocks of well-established U.S. growth companies.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of medium-sized (mid-cap) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the portfolio manager regards as undervalued.

--------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

--------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

--------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

--------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

--------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

--------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE Dow(SM) 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through capital appreciation.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson National. They are NOT offered or made available to the general public directly.

         A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

         You should read the prospectuses for the Variable Insurance Funds, JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional Funds and Investment Divisions may be available in the future.

         VOTING PRIVILEGES. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners.

         SUBSTITUTION. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

                                CONTRACT CHARGES

         There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

         MORTALITY AND EXPENSE RISK CHARGES. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.10% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account.

         This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations:

               o to make income payments for the life of the Annuitant during the income phase;

               o to waive the withdrawal charge in the event of the Owner's death; and

               o    to provide a basic death benefit prior to the Income Date.

         Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge. Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

         If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

         ANNUAL CONTRACT MAINTENANCE CHARGE. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions and Fixed Account options based on the proportion their respective value bears to the Contract Value less the sum of the Indexed Fixed Option Minimum Values. This charge will be deducted from the Indexed Fixed Options only when the charge exceeds the value of the Funds in the Investment Divisions and the Fixed Account options. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

         ADMINISTRATION CHARGE. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account. If the initial premium equals $1,000,000 or more, we will waive the administration charge. However, we reserve the right to reverse this waiver and reinstate the administration charge if withdrawals are made in the first Contract Year that result in the Contract Value falling substantially below $1,000,000, as determined by us.

         TRANSFER CHARGE. You must pay $25 for each transfer in excess of 15 in a Contract Year. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable. We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

         WITHDRAWAL CHARGE. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

               o PREMIUMS THAT ARE NO LONGER SUBJECT TO A WITHDRAWAL CHARGE (premiums in your annuity for at least seven (three for the Three-Year Withdrawal Charge Period option or five for the Five-Year Withdrawal Charge Period option) years without being withdrawn), PLUS

               o    EARNINGS  (excess of your  Contract  Value  allocated to the
                    Investment   Divisions  and  the  Fixed  Account  over  your
                    remaining premiums allocated to those accounts)

               o during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement) OF PREMIUM (excluding premium in the Indexed Fixed Option) that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), MINUS earnings (required minimum distributions will be counted as part of the free withdrawal amount).

         WE WILL DEDUCT A WITHDRAWAL CHARGE ON:

               o    withdrawals in excess of the free withdrawal amounts, or

               o withdrawals under a tax-qualified Contract that exceed its minimum distribution requirements, or

               o withdrawals in excess of the free withdrawal amounts to meet the minimum distribution requirements of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the minimum distribution requirements of a Roth IRA annuity, or

               o    amounts withdrawn in a total withdrawal, or

               o amounts applied to income payments on an Income Date that is within one year of the Issue Date.

         The amount of the withdrawal charge deducted varies (depending upon whether you have elected the Three-Year Withdrawal Charge Period or the Five-Year Withdrawal Charge Period endorsement and how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule:


                             WITHDRAWAL CHARGE (AS A PERCENTAGE OF PREMIUM PAYMENTS):

           COMPLETED YEARS         0        1        2        3        4        5        6        7+
           SINCE RECEIPT OF
           PREMIUM

           WITHDRAWAL CHARGE     8.5%      8%       7%       6%       5%       4%       2%        0

           WITHDRAWAL CHARGE      8%       7%       6%       4%       2%        0        0        0
           IF FIVE-YEAR
           PERIOD IS ELECTED

           WITHDRAWAL CHARGE     7.5%     6.5%      5%        0        0        0        0        0
           IF THREE-YEAR
           PERIOD IS ELECTED

         For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on premiums remaining in the Contract and no free withdrawal amount applies. If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract. The withdrawal charge compensates us for costs associated with selling the Contracts.

         Amounts allocated to an Indexed Fixed Option are not subject to this withdrawal charge, but rather to an adjustment. For more information, please see "The Fixed Account" beginning on page 12.

         NOTE: Withdrawals under a non-qualified Contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

         We do not assess the withdrawal charge on any amounts paid out as:

               o income payments (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);

               o    death benefits;

               o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code (but if the withdrawal requested exceeds the minimum distribution requirements; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

               o if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

               o if permitted by your state, withdrawals of up to 25% of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) (12 1/2% for each of two joint Owners) if you incur certain serious medical conditions specified in your Contract.

         We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense. Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser. We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson National or any of our affiliates.

         EARNINGS PROTECTION BENEFIT CHARGE. If you select the Earnings Protection Benefit Endorsement, you will pay us a charge that equals 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Special Spousal Continuation Option, the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.

         CONTRACT ENHANCEMENT CHARGE. If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. These charges will also be assessed against any amounts you have allocated to the Fixed Account options by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). The amounts of these charges (or reductions in credited rates) depends upon which of the Contract Enhancements you select:

         CONTRACT ENHANCEMENT                 2%           3%          4%
         CHARGE (ON AN ANNUAL BASIS)          0.395%       0.42%       0.56%

         Due to this charge, it is possible that upon a complete withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.

         CONTRACT ENHANCEMENT RECAPTURE CHARGE. If you select a Contract Enhancement and then make a partial or total withdrawal from your Contract in the first seven years (five years for the 2% Contract Enhancement) since the premium payment withdrawn was made, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your first year premiums. Your Contract will also be subject to a recapture charge if you return it during the free look period. The amounts of these charges are as follows:

         CONTRACT ENHANCEMENT RECAPTURE CHARGE (AS A PERCENTAGE OF THE CORRESPONDING FIRST YEAR PREMIUM PAYMENT WITHDRAWN IF AN OPTIONAL CONTRACT ENHANCEMENT IS SELECTED)


  Completed Years Since Receipt of     0      1        2          3         4          5         6       7+
    Premium

  Recapture Charge (2% Credit)         2%     2%     1.25%      1.25%      0.5%         0         0      0
  Recapture Charge (3% Credit)         3%     3%        2%         2%        2%         1%        1%     0
  Recapture Charge (4% Credit)         4%     4%      2.5%       2.5%      2.5%      1.25%     1.25%     0


         We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works. However, we do NOT assess the recapture charge on any amounts paid out as:

               o    death benefits;

               o withdrawals taken under the additional free withdrawal provision;

               o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code; (but if the requested withdrawal exceeds the minimum distribution requirements, then the entire withdrawal will be assessed the applicable recapture charge);

               o if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account or from the Fixed Account options (excluding amounts in the Indexed Fixed Option) if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

               o if permitted by your state, additional withdrawals of up to 25% of your Contract Value from the Separate Account or the Fixed Account options (excluding amounts in the Indexed Fixed Option) (12 1/2% for each of two joint Owners) if you incur certain serious medical conditions specified in your Contract.

         GUARANTEED MINIMUM INCOME BENEFIT CHARGE. If you select the GMIB, on a calendar quarter basis, you will pay 0.15% of the GMIB Benefit Base. This charge is deducted from the Contract Value at the end of each calendar quarter and upon termination of the GMIB on a pro-rata basis using the GMIB Benefit Base as of the date of termination and the number of days since the last deduction. The first GMIB charge will be deducted on a pro-rata basis from the Issue Date to the end of the first calendar quarter after the Issue Date. The GMIB Benefit Base is explained on page 49 below. YOU SHOULD BE AWARE THAT THE GMIB CHARGE WILL BE DEDUCTED EVEN IF YOU NEVER USE THE BENEFIT, AND IT ONLY APPLIES TO CERTAIN OPTIONAL INCOME PAYMENTS.

         7% GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If you select the GMWB, you will pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. However, if you selected the 7% GMWB BEFORE OCTOBER 4, 2004, you will pay 0.35% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions, increasing to 0.55% upon the first election of a "step-up." We reserve the right to prospectively change the charge on new Contracts, upon election of the benefit after issue or upon any election of any "step-up," subject to a maximum charge of 0.70%. For more information about the "step-up," please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 40. We stop deducting this charge upon the earliest of either the date you annuitize or the date your Contract Value falls to zero.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If you select the 5% For Life GMWB, you will pay a charge on an annual basis of the average daily net asset value of your allocations to the Investment Divisions that depends on the Owner's age, or the age of the older Owner in the case of joint Owners. Currently, for an Owner between the ages of:

                       60 and 64............................0.90%
                       65 and 69............................0.60%
                       70 and 74............................0.50%
                       75 and 80............................0.40%

         We reserve the right to prospectively change the charge on new Contracts or upon the selection of this benefit after issue, subject to the maximum annual charges, which for the same age groups, are: 1.30%; 0.85%; 0.60%; and 0.50%, respectively. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals have been taken before that time. However, this charge reduction is not available upon the spouse's continuation of the Contract. For the Owner that is a legal entity, the charge is based on the Annuitant's age. You will continue to pay the charge even if the "for life" guarantee is no longer in effect. We will stop deducting the charge upon the earliest of either the date you annuitize or if your Contract Value falls to zero.

         4% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If you select the 4% For Life GMWB, you will pay a charge on an annual basis of the average daily net asset value of your allocations to the Investment Divisions that depends on the Owner's age, or the age of the older Owner in the case of joint Owners. Currently, for an Owner between the ages of:

                       50 and 54...........................0.65%
                       55 and 59...........................0.50%
                       60 and 64...........................0.35%
                       65 and 69...........................0.25%
                       70 and 74...........................0.20%
                       75 and 80...........................0.15%

         We reserve the right to prospectively change the charge on new Contracts or upon the selection of this benefit after issue, subject to the maximum annual charges, which for the same age groups, are: 0.85%; 0.65%; 0.50%; 0.35%; 0.30%; and 0.20%, respectively. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals have been taken before that time. However, this charge reduction is not available upon the spouse's continuation of the Contract. For the Owner that is a legal entity, the charge is based on the Annuitant's age. You will continue to pay the charge even if the "for life" guarantee is no longer in effect. We will stop deducting the charge upon the earliest of either the date you annuitized or if your Contract Value falls to zero.

         DEATH BENEFIT CHARGES. There is no additional charge for the Contract's basic death benefit. However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit.

                  If you select the 5% ROLL-UP DEATH BENEFIT (5% Compounded Death Benefit), you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

                  If you select the 4% ROLL-UP DEATH BENEFIT, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

                  If you select the HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (Maximum Anniversary Value Death Benefit), you will pay 0.25% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

                  If you select the COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (Combination Death Benefit), you will pay 0.55% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

                  If you select the COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, you will pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

         THREE-YEAR WITHDRAWAL CHARGE PERIOD. If you select the optional three-year withdrawal charge period feature, you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

         FIVE-YEAR WITHDRAWAL CHARGE PERIOD. If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

         20% ADDITIONAL FREE WITHDRAWAL CHARGE. If you select the optional feature that permits you to withdraw up to 20% of premiums (excluding premiums allocated to the Indexed Fixed Option) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

         COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

               o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

               o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

         OTHER EXPENSES. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached prospectuses for the JNL Series Trust, JNL Variable Fund LLC and Variable Insurance Funds. For more information, please see the Annual Operating Expenses table beginning on page 7.

         PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

         INCOME TAXES. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

         DISTRIBUTION OF CONTRACTS. Jackson National Life Distributors, Inc., located at 8055 E. Tufts Avenue, Denver, Colorado 80237, serves as the distributor of the Contracts. Jackson National Life Distributors, Inc. is a wholly owned subsidiary of Jackson National.

         Commissions are paid to broker-dealers who sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid up front, we may also pay trail commissions. We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

         Under certain circumstances, we may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These cash payments, or reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support. They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided, and the volume and size of the sales of our insurance products. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.

         The two primary forms of such compensation paid by the Company are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement and sales volume. Overrides are generally based on a fixed percentage of product sales that currently range from 10 to 50 basis points. Marketing support payments, set by the broker-dealers, among other things, allow us to participate in sales conferences and educational seminars. These payments are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

         We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law. If you elect the optional Three Year Withdrawal Charge Period endorsement, if available, a lower commission may be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement. We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges. Besides Jackson National Life Distributors, Inc., we are affiliated with the following broker-dealers:

               o    National Planning Corporation,

               o    SII Investments, Inc.,

               o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

               o    Investment Centers of America, Inc., and

               o    BH Clearing, LLC

         The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson National Life Insurance Company and its subsidiary, Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

         All of the compensation described here, and other compensation or benefits provided by JNL or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

                                    PURCHASES

         MINIMUM INITIAL PREMIUM:

               o    $5,000 under most circumstances

               o    $2,000 for a qualified plan Contract

         MINIMUM ADDITIONAL PREMIUMS:

               o    $500 (Qualified and Non-Qualified)

               o    $50 for an automatic payment plan

               o You can pay additional premiums at any time during the accumulation phase

         These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge. We reserve the right to limit the number of Contracts that you may purchase. There is a $100 minimum balance requirement for each Investment Division and Fixed Account . The Indexed Fixed Option has initial and subsequent allocation minimums of $5,000. We reserve the right to restrict availability or impose restrictions on the Fixed Account and Indexed Fixed Account.

         MAXIMUM PREMIUMS:

               o The maximum aggregate premiums you may make without our prior approval is $1 million.

         The payment of subsequent premiums relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, the GMIB or any GMWB.

         ALLOCATIONS OF PREMIUM. You may allocate your premiums to one or more of the Investment Divisions and Fixed Account . Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to an Investment Division or the Fixed Account is $100. We will allocate any additional premiums you pay in the same way unless you instruct us otherwise. These allocations will be subject to our minimum allocation rules.

         Although more than 18 Investment Divisions and the Fixed Account are available under your Contract, you may not allocate your Contract Values among more than 18 at any one time.

         We will issue your Contract and allocate your first premium within two business days (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will either return your money or get your permission to keep it until we receive all of the required information.

         Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

         OPTIONAL CONTRACT ENHANCEMENTS. If you elect one of our optional Contract Enhancements, then at the end of any business day in the first Contract Year when we receive a premium payment, we will credit your Contract Values with an additional 2%, 3% or 4% of your payment, depending upon which Contract Enhancement you have selected. There is a charge that is assessed against the Investment Divisions and the Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement you elect. Allocations to the Indexed Fixed Option are not permitted in the first seven years (five years for the 2% Contract Enhancement). We will also impose a Contract Enhancement recapture charge if you

               o    make withdrawals in excess of the free withdrawals permitted
                    by  your   Contract  (or  an  additional   free   withdrawal
                    endorsement if elected),

               o    elect to receive payment under an income option, or

               o    return your Contract during the Free Look period.

         The amount and duration of the recapture charge depends upon which Contract Enhancement you elect. We will not impose the Contract Enhancement recapture charge if your withdrawal is made for certain health-related emergencies, withdrawals of earnings, withdrawals in accordance with the additional free withdrawal provision, amounts paid out as death benefits or to satisfy minimum distribution requirements of the Internal Revenue Code. If the withdrawal requested exceeds the minimum distribution requirements, the recapture charge will be charged on the entire withdrawal amount. We expect to make a profit on these charges for the Contract Enhancements. Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancement work.

         Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement. Contract Enhancements, and any gains or losses attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

         Asset-based charges are deducted from the total value of the Separate Account. In addition, for the Fixed Account options, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected. Therefore, your Contract incurs charges on the entire amounts included in your Contract, which includes premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement). As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement. We will impose a Contract Enhancement recapture charge if you make withdrawals in the first seven years (five years for the 2% Contract Enhancement) after a first year premium payment. We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

         If you elect the Contract Enhancement and then make more than relatively small premium payments during Contract Years two through seven (five for the 2% Contract Enhancement), you would likely have a lower Contract Value than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first Contract Year. Charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement).

         Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years (five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge. If you make premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance. Contract Values may also be higher if you pay additional premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

         In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

               o    death benefits computed on the basis of Contract Value;

               o withdrawals taken under the 10% free withdrawal provision (or the 20% Additional Free Withdrawal Endorsement, if elected);

               o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;

               o    if permitted by your state, withdrawals under our:

                    o    Terminal Illness Benefit;
                    o    Specified Conditions Benefit; or
                    o    Extended Care Benefit. (See page 39 below.)

         You may NOT elect the 3% or 4% Contract Enhancement Endorsements with the 20% Additional Free Withdrawal option.

         CAPITAL PROTECTION PROGRAM. If you select our Capital Protection Program at issue, we will allocate enough of your premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original premium paid. You may allocate the rest of your premium to any Investment Division(s). If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original premium. This program is available only if Fixed Account options are available. There is no charge for the Capital Protection Program. You should consult your JNL representative with respect to the current availability of Fixed Account options, their limitations, and the availability of the Capital Protection Program.

         For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3.00% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

         Alternatively, assume Jackson National receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year. Jackson National will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

         Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all your premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.

         ACCUMULATION UNITS. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an "Accumulation Unit." During the income phase we use a measure called an "Annuity Unit."

         Every business day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

               o    determining   the  total   amount  of  assets  held  in  the
                    particular Investment Division;

               o subtracting any charges and taxes chargeable under the Contract; and

               o    dividing   this   amount  by  the   number  of   outstanding
                    Accumulation Units.

         The value of an Accumulation Unit may go up or down from day to day and may be different for different charges. The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating the Accumulation Unit value.

         When you make a premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

                  TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

         You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date. Transfers from the Fixed Account will be subject to any applicable Excess Interest Adjustment. There may be periods when we do not offer the Fixed Account, or when we impose special transfer requirements on the Fixed Account. If a renewal occurs within one year of the Income Date, we will credit interest up to the Income Date at the then Current Interest Rate for the Fixed Account Option. You can make 15 transfers every Contract Year during the accumulation phase without charge.

         A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

         RESTRICTIONS ON TRANSFERS. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

         Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

               o    limiting the number of transfers over a period of time;

               o    requiring a minimum time period between each transfer;

               o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

               o limiting the dollar amount that you may transfer at any one time.

         To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

         We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

         Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

         Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

         Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

                       TELEPHONE AND INTERNET TRANSACTIONS

         THE BASICS. You can request certain transactions by telephone or at www.jnl.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above. Our Annuity Service Center representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.

         WHAT YOU CAN DO AND HOW. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Annuity Service Center number referenced in your Contract or on your quarterly statement.

         WHAT YOU CAN DO AND WHEN. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

         Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

         HOW TO CANCEL A TRANSACTION. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

         OUR PROCEDURES. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

         We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

         Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

                              ACCESS TO YOUR MONEY

         You can have access to the money in your Contract:

               o    by making either a partial or complete withdrawal,

               o    by electing the Systematic Withdrawal Program,

               o    by electing a Guaranteed Minimum Withdrawal Benefit, or

               o    by electing to receive income payments.

         Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

         Withdrawals under the Contract may be subject to a withdrawal charge. For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. When you make a complete withdrawal you will receive the value of your Contract as of the end of the business day your request is received by us in Good Order, MINUS any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment. For more information about withdrawal charges, please see "Withdrawal Charge" beginning on page 22.

         Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

         Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account or Investment Division from which you are making the withdrawal. If you are not specific, your withdrawal will be taken from your allocations to the Investment Divisions and Fixed Account based on the proportion their respective values bear to the Contract Value. With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. After your withdrawal, at least $100 must remain in each Fixed Account or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. Amounts may not be withdrawn from the Indexed Fixed Option until all other amounts under the Contract have been withdrawn.

         If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

         INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. THERE ARE LIMITATIONS ON WITHDRAWALS FROM QUALIFIED PLANS. FOR MORE INFORMATION, PLEASE SEE "TAXES" BEGINNING ON PAGE 61.

         WAIVER OF WITHDRAWAL AND RECAPTURE CHARGES FOR CERTAIN EMERGENCIES. We will waive the withdrawal charge (withdrawals from the Investment Divisions and the Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

               o TERMINAL ILLNESS BENEFIT, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness that will result in your death within 12 months;

               o SPECIFIED CONDITIONS BENEFIT, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) with no withdrawal charge or recapture charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions:

                        o    Heart attack

                        o    Stroke

                        o    Coronary artery surgery

                        o    Life-threatening cancer

                        o    Renal failure or

                        o    Alzheimer's disease; and

               o EXTENDED CARE BENEFIT, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

         You may exercise these benefits once under your Contract.

         OPTIONAL THREE-YEAR WITHDRAWAL CHARGE PERIOD. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a three-year withdrawal period with withdrawal charges in contribution years one through three of 7.5%, 6.5% and 5%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.45% of average daily net asset value of your allocations to the Investment Divisions. If you elect the optional Three Year Withdrawal Charge Period endorsement, a lower commission will be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement. You may NOT elect this option if you elect the Five-Year Withdrawal Charge endorsement or the 20% Additional Free Withdrawal endorsement. In addition, the Indexed Fixed Option is not available if you select the Three-year Withdrawal Charge period.

         OPTIONAL FIVE-YEAR WITHDRAWAL CHARGE PERIOD. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions. If you elect the Optional Five- Year Withdrawal Charge Period and the Indexed Fixed Option, the withdrawal charge for the Indexed Fixed Option which normally has a 7-year schedule (8.5%, 8%, 7%, 6%, 5%, 4%, 2%) will be modified to a 5-year schedule (8%, 7%, 6%, 4%, 2%, 0%). We reserve the right to restrict the percent of premium that may be allocated to the Indexed Fixed Option. You may NOT elect this option if you elect the Three-Year Withdrawal Charge endorsement.

         The charges for the Five-year or Three-year Withdrawal Charge Period options continue for as long as one holds the Contract. The potential benefits of those options normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefits persist for a longer time than for a Contract where only the initial payment is made). In the case of some surrenders in the third Contract year, the Five-year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

         20% ADDITIONAL FREE WITHDRAWAL. If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of premiums that are subject to a withdrawal charge (excluding premiums allocated to the Indexed Fixed Option), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This endorsement will replace the 10% Additional Free Withdrawal. In addition, the 20% Free Withdrawal Endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals. The 20% Free Withdrawal Endorsement provides extra liquidity in any market environment but, when it is elected in combination with the GMWB, taking full advantage of the benefit in a declining market will have an adverse effect on the GMWB if your Contract Value falls below your Guaranteed Withdrawal Balance. ANY TIME YOU USE THE 20% FREE WITHDRAWAL ENDORSEMENT WHEN THE AMOUNT OF THE WITHDRAWAL EXCEEDS THE GAWA AND THE CONTRACT VALUE IS LESS THAN THE GWB, IT IS DISADVANTAGEOUS. You may NOT elect this option if you elect the 3% or 4% Contract Enhancement Endorsements or if you elect the Three-year Withdrawal Charge Period.

         7% GUARANTEED MINIMUM WITHDRAWAL BENEFIT. THE FOLLOWING DESCRIPTION OF THE 7% GMWB IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDIX C THAT MAY ASSIST YOU IN UNDERSTANDING HOW THE 7% GMWB CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. We may limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.

         Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount. Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

         Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

         Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.

         If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Withdrawals greater than GAWA impact the GAWA differently, depending on when you selected the 7% GMWB, because the calculation is different. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 6 of Appendix C illustrate the impact of such withdrawals.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

               o the GWB prior to the partial withdrawal less the partial withdrawal; or

               o    zero.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

               o the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

               o the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

         If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

               o    the GAWA prior to the partial withdrawal; or

               o    the GWB after the partial withdrawal.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

               o    the GAWA prior to the partial withdrawal; or

               o    the GWB after the partial withdrawal;

                                       - or -

                  For Contracts to which this endorsement is added ON AND AFTER MAY 2, 2005, 7% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

                  For Contracts to which this endorsement is added BEFORE MAY 2, 2005, 7% of the greater of:

                    1. the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

                    2.   the GWB after the partial withdrawal.

         For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

         Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

         On or after your fifth anniversary after selecting the 7% GMWB, you may choose to "step-up" the GWB to equal your then current Contract Value. The request will be processed and effective on the day we receive the request in Good Order, which is within 30 days after a Contract Anniversary. Your GAWA then becomes the greater of: (i) 7% of the Contract Value on the effective date of the "step-up" or (ii) the GAWA prior to the "step-up." You would not choose a "step-up" if your current GWB is higher than your Contract Value. More than one "step-up" is permitted, but there must be at least five Contract Years between "step-ups." Before deciding to "step-up," please consult with the registered representative who helped you to purchase the Contract or contact us at our Annuity Service Center.

         SPOUSAL CONTINUATION. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

         If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to "step-up" on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon "step-up" is the Contract Value, including any adjustments applied on the continuation date. Any subsequent "step-up" must follow the "step-up" restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

         SURRENDER. If your Contract is surrendered, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB is terminated.

         CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB.

         All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

         ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

         FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die before the payments have been completed, the remaining payments will be made to the Beneficiary.

         This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

         EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the GMWB.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT. BEFORE READING MORE ABOUT THE 5% FOR LIFE GMWB, PLEASE BE SURE TO FAMILIARIZE YOURSELF WITH THE 7% GMWB, AS DISCUSSED EARLIER, BECAUSE OF THE SIMILARITIES AND DIFFERENCES BETWEEN THE ENDORSEMENTS. THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDICES D AND E. For Owners between the ages of 60 and 80 on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% for Life GMWB may be available. (For the Owner that is a legal entity, the benefit is based on the Annuitant.) The 5% for Life GMWB permits you to make partial withdrawals prior to the Income Date that, in total, are guaranteed to at least equal the GWB (and because of the "for life" guarantee, your total withdrawals could be more than the
         GWB), regardless of your Contract Value. For the 5% for Life GMWB, how the GWB and GAWA are determined and the limitations are the same, except that:

               o there is no recalculation of the GAWA if your total partial withdrawals in a Contract Year are less than or equal to the GAWA and your "for life" guarantee is still in effect;

               o    the GAWA is 5% of the GWB;


               o with any subsequent premium payments, the GAWA increases by 5% of the net premium payment, or 5% of the increase in the GWB if the maximum GWB is reached; and

               o    there is a "for life" guarantee.

         "For life" means the longer of: the Owner's life, or with joint Owners, the life of the one dying first; or until total partial withdrawals deplete the GWB. So long as the "for life" guarantee is in effect, you may continue to take partial withdrawals of the GAWA (or MRD, if greater, for certain qualified plans) even after the Contract Value falls to zero. Because of the "for life" guarantee, we do not allow an ownership change of a Contract with this endorsement, except for the Owner that is a legal entity. With an Owner that is a legal entity, we will allow ownership to change to another legal entity or to the Annuitant, and the "for life" guarantee will remain in effect. However, even if the "for life" guarantee were to become invalid, we would not allow an ownership change. You will invalidate the "for life" guarantee if your total partial withdrawals in a Contract Year exceed the GAWA (or MRD, if greater, for certain qualified plans). The "for life" guarantee is terminated upon spousal continuation.

         The GWB of the 5% for Life GMWB may be "stepped-up" in the same fashion as the 7% GMWB, subject to the same conditions and requirements, but with the GAWA based on 5% of the GWB or the previous GAWA, if greater.

         With the 5% for Life GMWB, if your Contract Value is reduced to zero as a result of a partial withdrawal, contract charges or poor fund performance, the GAWA will automatically be paid no less frequently than annually, based on your instructions, through the "for life" guarantee, or until the GWB is depleted if the "for life" guarantee is no longer effective. There is no fixed income option, in addition to the Contract's other income options, if you decide to annuitize your Contract.

         For certain tax-qualified Contracts, withdrawals exceeding GAWA to meet a Contract's minimum distribution requirements ("MRDs") under the Internal Revenue Code (Code) may not invalidate the "for life" guarantee. We require prior notice of an MRD at the time of your request for a withdrawal, and there is an administrative form. The administrative form allows for one-time or systematic withdrawals. Eligible withdrawals that are specified as MRDs may only be taken based on the value of the Contract to which this endorsement applies, even where the Code allows for the taking of MRDs for multiple contracts from a single contract. Under the Code, MRDs are calculated and taken on a calendar year basis. But with the 5% for Life GMWB, the GAWA is based on Contract Years, and only MRDs for one calendar year are allowed per Contract Year. However, with the calendar year in which your MRDs are to begin (generally when you reach age 70 1/2), you may take your MRDs for the current and next calendar years during the same Contract Year, as necessary. Because the intervals for the GAWA and MRDs are different, the "for life" guarantee is more susceptible to being invalidated with tax-qualified Contracts if the sum of your total partial withdrawals exceed the greater of the GAWA or MRD in a Contract Year, especially in the first Contract Year of MRDs. So please be sure to consult your tax adviser beforehand. Moreover, withdrawing more than the greater of the GAWA or MRD in any Contract Year could cause the GWB to be reduced by more than the dollar amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, as applicable, too. Please consult your tax adviser regarding MRDs prior to purchasing a tax-qualified Contract with the 5% for Life GMWB.

         4% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT. BEFORE READING MORE ABOUT THE 4% FOR LIFE GMWB, PLEASE BE SURE TO FAMILIARIZE YOURSELF WITH THE 7% GMWB, AS DISCUSSED IN THE IMMEDIATELY PRECEDING FEW SECTIONS, BECAUSE OF THE SIMILARITIES AND DIFFERENCES BETWEEN THE ENDORSEMENTS. ALSO, THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDICES F AND G. For Owners between the ages of 50 and 80 on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 4% for Life GMWB may be available. (For the Owner that is a legal entity, the benefit is based on the Annuitant.) The 4% for Life GMWB permits you to make partial withdrawals prior to the Income Date that, in total, are guaranteed to at least equal the GWB (and because of the "for life" guarantee, your total withdrawals could be more than the GWB), regardless of your Contract Value. For the 4% for Life GMWB, how the GWB and GAWA are determined and the limitations are the same as the 7% GMWB, except that:

               o there is no recalculation of the GAWA if your total partial withdrawals in a Contract Year are less than or equal to the GAWA and your "for life" guarantee is still in effect;

               o    the GAWA is 4% of the GWB;

               o with any subsequent premium payments, the GAWA increases by 4% of the net premium payment, or 4% of the increase in the GWB if the maximum GWB is reached; and


               o    there is a "for life" guarantee.

         "For life" means the longer of: the Owner's life, or with joint Owners, the life of the one dying first; or until total partial withdrawals deplete the GWB. So long as the "for life" guarantee is in effect, you may continue to take partial withdrawals of the GAWA even after the Contract Value falls to zero. Because of the "for life" guarantee, we do not allow an ownership change of a Contract with this endorsement, except for the Owner that is a legal entity. With an Owner that is a legal entity, we will allow ownership to change to another legal entity or to the Annuitant, and the "for life" guarantee will remain in effect. However, even if the "for life" guarantee were to become invalid, we would not allow an ownership change. You will invalidate the "for life" guarantee if your total partial withdrawals in a Contract Year exceed the GAWA. The "for life" guarantee is terminated upon spousal continuation.

         The GWB of the 4% for Life GMWB may be "stepped-up" in the same fashion as the 7% GMWB, subject to the same conditions and requirements, but with the GAWA based on 4% of the GWB or the previous GAWA, if greater.

         With the 4% for Life GMWB, if your Contract Value is reduced to zero as a result of a partial withdrawal, contract charges or poor fund performance, the GAWA will automatically be paid no less frequently than annually, based on your instructions, through the "for life" guarantee, or until the GWB is depleted if the "for life" guarantee is no longer effective. There is no fixed income option, in addition to the Contract's other income options, if you decide to annuitize your Contract. Please consult you tax adviser prior to purchasing a Contract with the 4% for Life GMWB.

         YOU MAY ELECT ONLY ONE GMWB. YOU MAY NOT ELECT BOTH A GMWB AND THE GMIB, AND YOU MAY NOT ADD A GMWB AFTER THE ISSUE DATE TO A CONTRACT WITH THE GMIB.

         SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

         SUSPENSION OF WITHDRAWALS OR TRANSFERS. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

               o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

               o under applicable SEC rules, trading on the New York Stock Exchange is restricted;

               o under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

               o the SEC, by order, may permit for the protection of Contract Owners.

         We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the Indexed Fixed Option for up to six months or the period permitted by law.

                       INCOME PAYMENTS (THE INCOME PHASE)

         The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

         If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

         You can change the Income Date or income option at any time before the Income Date, but changes of the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by your 90th birthday under a non-qualified Contract or the calendar year in which you attain age 70 1/2 under a traditional Individual Retirement Annuity (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Distributions from Roth IRAs are not required prior to your death.

         At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the fixed and variable options that were in place on the Income Date.

         You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump sum payment. If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

         VARIABLE INCOME PAYMENTS. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

               o the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

               o the amount of any applicable premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;

               o    which income option you select; and

               o the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

         The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for option 4 or 4.5% for options 1-3 and, if you select an income option with a life contingency, the age and gender of the Annuitant; however, the assumed investment rate is 3% for all options on Contracts issued ON OR AFTER OCTOBER 4, 2004. State variations may apply.

         We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

         INCOME OPTIONS. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states.

         OPTION 1 - Life Income. This income option provides monthly payments for your life.

         OPTION 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

         OPTION 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

         OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

         ADDITIONAL OPTIONS - We may make other income options available.

         No withdrawals are permitted during the income phase under an income option that is life contingent.

         GUARANTEED MINIMUM INCOME BENEFIT. The optional Guaranteed Minimum Income Benefit ("GMIB") endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase. The guarantee is different depending on when you purchased a Contract.

         This benefit is only available if

               o    you elect it prior to your Contract's Issue Date;

               o    the  Annuitant  is not older than age 75 on the Issue  Date;
                    and

               o you exercise it on or within 30 calendar days of your 10th, or any subsequent, Contract Anniversary but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

         The GMIB will terminate and will not be payable at the earliest of:

               o the Income Date (if prior to the effective date of the GMIB);

               o the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday; o the date you make a total withdrawal from the Contract;

               o upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or

               o if the Owner is not a natural person, upon the death of the Annuitant.

         Once elected, the GMIB cannot be terminated in any other way while your Contract is in force.

         You have the option of taking the GMIB instead of the other income options described above. Your monthly income option payments will be calculated by applying the "GMIB Benefit Base" (described below) to the annuity rates in the table of guaranteed purchase rates attached to the GMIB endorsement. The only types of income payments available under the GMIB are life contingent fixed annuity income payments. The fixed annuity payment income options currently available are:

         OPTION 1 - Life Income,

         OPTION 2 - Joint and Survivor,

         OPTION 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

         OPTION 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

         No other income options will be available, and no partial annuitizations will be allowed.

         After the 10th Contract Anniversary or any subsequent Contract Anniversary, the Contract Owner must exercise this option prior to the Income Date. The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years. Please consult a tax advisor on this and other matters of selecting income options.

         The GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in any withdrawals or death benefits. You will not receive any benefit under this endorsement if you make a total withdrawal of your Contract Value.

         Both the amount of the GMIB and the quarterly charge for the GMIB (described above in the Charges section) are based upon an amount called the "GMIB BENEFIT BASE." The GMIB Benefit Base is the GREATER OF
         (A) OR (B), WHERE:

         (A) IS THE ROLL-UP COMPONENT WHICH IS EQUAL TO:

               o all premiums you have paid (net of any applicable premium taxes); PLUS

               o any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; MINUS

               o    an  adjustment   (described   below)  for  any   withdrawals
                    (including  any  applicable   charges  and  Excess  Interest
                    Adjustments to those withdrawals);

         compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of the GMIB.

         For Contracts issued BEFORE MAY 2, 2005, with the Roll-Up Component, any taxes incurred and the following charges are also subtracted from your premiums and Contract Enhancements: annual contract maintenance charges; transfer charges; and any applicable non-asset based Contract charges due (other than the GMIB charge) under any optional endorsement. All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment. All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of the GMIB. For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments to such withdrawal). In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary. Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base. Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals. However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

         For example, the calculations for a Contract issued with an initial Premium payment of $10,000, the Guaranteed Minimum Income Benefit, and a 4% Contract Enhancement would be as follows. Assume the Owner takes a gross withdrawal during the Contract Year of $400, which is less than 5% of the Roll-Up Component as of the previous Contract Anniversary and therefore treated as a dollar-for-dollar withdrawal at the end of the Contract Year. The Roll-Up Component of the GMIB Benefit Base at the end of the year will be equal to the Premium and Contract Enhancement accumulated at 5% to the end of the year; less the withdrawal adjustment of $400 made at the end of the year. The resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $400 = $10,520. (If your Contract was issued BEFORE MAY 2, 2005, then annual contract maintenance charges are also subtracted, and the resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $35 - $400 = $10,485.)
         These examples do not take into account taxes.

         For Contracts issued BEFORE MAY 2, 2004, withdrawal adjustments are made at the time of the withdrawal and reduce the Roll-Up Component of the Benefit Base in the same proportion as the reduction in Contract Value.

         AND (B) IS THE GREATEST CONTRACT VALUE COMPONENT AND IS EQUAL TO:

               o the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; MINUS

               o an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); PLUS

               o any premiums paid (net of any applicable premium taxes) after that Contract Anniversary; MINUS

               o any annual contract maintenance charge, transfer charge, and any applicable non-asset based charges due under any optional endorsement deducted after that Contract Anniversary; and MINUS

               o    any taxes deducted after that Contract Anniversary.

         All of the applicable listed events and their adjustments are made on the date of the transaction. The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

         Neither component of the GMIB Benefit Base will ever exceed:

               o 200% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date the GMIB is exercised); MINUS

               o any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

         For Contracts issued BEFORE MAY 2, 2005, with both components of the GMIB Benefit Base, any taxes incurred and the following charges are also subtracted from your premiums: annual contract maintenance charges; transfer charges; and any non-asset based Contract charges due under any optional endorsement. The applicability of this limitation will be determined after the calculation of each component of the GMIB Benefit Base.

         If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for the GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger. If your spouse does not satisfy those criteria, then the GMIB will terminate and the charge for the GMIB discontinued. Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger). If the new Annuitant in that situation does not satisfy those criteria then the GMIB will terminate and the GMIB charge discontinued. In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations.

         Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum premium limits is not permitted. Selection of the GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use. We may update these rules as necessary.

         YOU MAY NOT ELECT BOTH THE GMIB AND A GMWB, AND YOU MAY NOT ELECT TO ADD A GMWB AFTER THE ISSUE DATE TO A CONTRACT WITH THE GMIB.

                                  DEATH BENEFIT

         The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center. Our contact information is on the first page of this prospectus. The optional death benefits are only available upon application, and once chosen, cannot be canceled.

         The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary). Payment will include any required interest from the date of death. The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date. Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Annuity Service Center in Lansing, Michigan.

         BASIC DEATH BENEFIT. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

         The death benefit equals the greater of:

               o your Contract Value on the date we receive all required documentation from your Beneficiary; or

               o the total premiums you have paid since your Contract was issued REDUCED FOR prior withdrawals (including any applicable charges and adjustments), in the same proportion that the Contract Value was reduced on the date of the withdrawal. For Contracts issued BEFORE OCTOBER 4, 2004, the withdrawal adjustment is equal to the dollar amount of the withdrawal, and this component of the death benefit would be further reduced by any annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes.

         EARNINGS PROTECTION BENEFIT. The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

         If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

         If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

         For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (premiums not previously withdrawn). For purposes of this calculation, your Indexed Fixed Option value will be the amount allocated to the Indexed Fixed Option accumulated at 3% annually and adjusted for any amounts cancelled or withdrawn for charges, deductions, withdrawals or any taxes due. If the earnings amount is negative, I.E., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract Year).

         As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in "Special Spousal Continuation Option" below). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the Continuation Adjustment plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

         You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

         No Earnings Protection Benefit (other than a "Continuation Adjustment" described below in "Special Spousal Continuation") will be paid:

               o if your Contract is in the income phase at the time of your death;

               o    if there are no earnings in your Contract; or

               o if your spouse exercises the Special Spousal Continuation Option (described below) and either

                    o    is age 76 or older at the Continuation Date or

                    o    elects to discontinue the Earnings Protection Benefit.

         The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

         OPTIONAL DEATH BENEFITS. Several optional death benefits are available, in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance, particularly with respect to the Investment Division, and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit. Optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date. However, the older you are when your Contract is issued, the less advantageous it would be for you to select an optional death benefit. These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

         DEPENDING ON WHEN YOU APPLIED FOR THE CONTRACT, THE AVAILABILITY OF AN OPTIONAL DEATH BENEFIT MAY HAVE BEEN DIFFERENT; HOW AN OPTIONAL DEATH BENEFIT IS CALCULATED VARIES; AND WE MAY HAVE REFERRED TO AN OPTIONAL DEATH BENEFIT BY A DIFFERENT NAME - ALL AS NOTED BELOW.

         For purposes of these optional death benefits, "Net Premiums" are defined as your premium payments net of premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the "Highest Anniversary Value" component, the adjustment to your Contract Value for applicable charges will have occurred proportionally at the time of the deductions. For Contracts issued BEFORE OCTOBER 4, 2004, your premium payments are further reduced by the annual contract maintenance charges, transfer charges, the charges for any optional benefit endorsements, and taxes. Also for Contracts issued BEFORE OCTOBER 4, 2004, the withdrawal adjustment is instead equal to the dollar amount of your withdrawals.

         FOLLOWING ARE THE CALCULATIONS FOR THE OPTIONAL DEATH BENEFITS ON AND AFTER MAY 2, 2005. For purposes of these calculations, with the "Roll-up" component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

                  5% ROLL-UP DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                           (c) your Contract Value at the end of your seventh
                               Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday.

                  However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

                  4% ROLL-UP DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                           (c) your Contract Value at the end of your seventh
                               Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

                  HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued; or
                           (c) your greatest Contract Value on any Contract
                               Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

                  COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                           (c) your Contract Value at the end of your seventh
                               Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                           (d) your greatest Contract Value on any Contract
                               Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes), subsequent to that Contract Anniversary.

                  However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.

                  COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the business day on
                               which we receive all required documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                           (c) your Contract Value at the end of your seventh
                               Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                           (d) your greatest Contract Value on any Contract
                               Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

         FOLLOWING ARE THE CALCULATIONS FOR THE OPTIONAL DEATH BENEFITS BEFORE MAY 2, 2005. For purposes of these calculations, amounts in (c) and (d) of the roll-up and combination death benefits are limited to 250% of your total Net Premiums; however, this limitation does not include the amount payable with the Earnings Protection Benefit. For more information, please see "Earnings Protection Benefit" beginning on page
         62. We will not permit you to use multiple Contracts to try to circumvent this limitation.

                  5% ROLL-UP DEATH BENEFIT (5% COMPOUNDED DEATH BENEFIT), changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued; or
                           (c) total Net Premiums since your Contract was
                               issued, compounded at 5% per annum; or your
                           (d) Contract Value at the end of your seventh
                               Contract year, PLUS your total Net Premiums since your seventh Contract year, compounded at 5% per annum.

                           However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

                  4% ROLL-UP DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued; or
                           (c) total Net Premiums since your Contract was
                               issued, compounded at 4% per annum; or
                           (d) your Contract Value at the end of your seventh
                               Contract Year, PLUS your total Net Premiums since your seventh Contract Year, compounded at 4% per annum.

                           However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date. Also the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

                  HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT), changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued; or
                           (c) your greatest Contract Value on any Contract
                               Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

                  COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (COMBINATION DEATH BENEFIT), changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued; or
                           (c) total Net Premiums since your Contractwas issued,
                               compounded at 5% per annum; or
                           (d) your Contract Value at the end of your seventh
                               Contract year, PLUS your total Net Premiums since your seventh Contract year, compounded at 5% per annum; or
                           (e) your greatest Contract Value on any Contract
                               Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid
                               (net of any applicable premium taxes)
                               subsequent to that Contract Anniversary).

                  However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.

                  COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:
                           (a) your Contract Value as of the end of the business
                               day on which we receive all required
                               documentation from your Beneficiary; or
                           (b) total Net Premiums since your Contract was
                               issued; or
                           (c) total Net Premiums since your Contract was
                               issued, compounded at 4% per annum; or
                           (d) your Contract Value at the end of your seventh
                               Contract Year, PLUS your total Net Premiums since your seventh Contract Year, compounded at 4% per annum; or
                           (e) your greatest Contract Value on any Contract
                               Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid
                               (net of any applicable premium taxes)subsequent to that Contract Anniversary.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date. Also the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

         PAYOUT OPTIONS. The basic death benefit and the optional death benefits, can be paid under one of the following payout options:

               o    single lump sum payment; or

               o payment of entire death benefit within 5 years of the date of death; or

               o payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

         Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

         Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. For more information, please see "Special Spousal Continuation Option" beginning on page 59.

         PRE-SELECTED PAYOUT OPTIONS. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

         SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time. Moreover, if the Contract has the Earnings Protection Benefit and/or another optional death benefit (instead of the basic death benefit), we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the "Continuation Date"). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

         If you have Contract Values allocated to the Indexed Fixed Option on the Continuation Date, we will transfer your Indexed Fixed Option value to the one-year Fixed Account option. Once the transfer is completed, the Fixed Account may be subject to restrictions. Your spouse may then transfer this amount to any available Investment Division or Fixed Account options, but your spouse may not transfer this amount back into the Indexed Fixed Option. If your spouse subsequently withdraws any of the amount transferred, we may charge a withdrawal charge on any portion of the amount withdrawn attributable to premiums. We will base the withdrawal charge on the number of years since the premium originally was allocated to the Indexed Fixed Option. Contract Value may remain in the Indexed Fixed Option if your spouse continues the Contract other than under the Special Spousal Continuation Option. This means spousal continuation of the Contract does not include a Continuation Adjustment.

         If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

         If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death. The GMIB will terminate upon your death (and no further GMIB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract. For more information, please see "Guaranteed Minimum Income Benefit" beginning on page 48. Similarly, a GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract. For more information, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 40. Because the "for life" guarantee would no longer be in effect with the 5% or 4% for Life GMWB, however, the benefit would allow the spouse to take partial withdrawals until the GWB is depleted. The Contract, and its optional benefits, remains the same, except as described above. There is no charge for the Spousal Continuation Option; however, your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

         UNLESS YOUR SPOUSE DISCONTINUES THE EARNINGS PROTECTION BENEFIT ON THE CONTINUATION DATE, CHARGES FOR THE BENEFIT WILL BE DEDUCTED EVEN THOUGH NO EARNINGS PROTECTION BENEFIT WILL APPLY IF YOUR SPOUSE IS 76 OR OLDER WHEN THE CONTRACT IS CONTINUED.

         The Special Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre-Selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre-Selected Death Benefit Option may not be available in your state.

         DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

         DEATH OF ANNUITANT. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

         If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                                      TAXES

         THE FOLLOWING IS ONLY GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. ADDITIONAL TAX INFORMATION IS INCLUDED IN THE SAI. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO HOW THESE GENERAL RULES WILL APPLY TO YOU IF YOU PURCHASE A CONTRACT.

         TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified Contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

         If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified Contract.

         The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

         NON-QUALIFIED CONTRACTS - GENERAL TAXATION. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans based on a non-qualified Contract are treated as distributions.

         NON-QUALIFIED CONTRACTS - AGGREGATION OF CONTRACTS. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

         NON-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. Any withdrawal from a non-qualified Contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. A part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

         The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts:

               o    paid on or after the date you reach age 59 1/2;

               o    paid to your Beneficiary after you die;

               o paid if you become totally disabled (as that term is defined in the Code);

               o paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

               o    paid under an immediate annuity; or

               o    which come from premiums made prior to August 14, 1982.

         NON-QUALIFIED CONTRACTS - REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

         The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary," who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

         TAX-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes minimum distribution requirements for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

         WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

               o    reaches age 59 1/2;

               o    leaves his/her job;

               o    dies;

               o    becomes disabled (as that term is defined in the Code); or

               o experiences hardship. However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

         WITHDRAWALS - ROTH IRAS. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

         CONSTRUCTIVE WITHDRAWALS - INVESTMENT ADVISER FEES. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

               o there was a written agreement providing for payments of the fees solely from the annuity Contract,

               o    the Contract Owner had no liability for the fees, and

               o the fees were paid solely from the annuity Contract to the adviser.

         EXTENSION OF LATEST INCOME DATE. If you do not annuitize your Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year you attain age 90. In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time. Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

         DEATH BENEFITS. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

         IRS APPROVAL. The Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

         ASSIGNMENT. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

         DIVERSIFICATION. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements.

         OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the Owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, Contract or agreement between the Contract Owner and Jackson National regarding the availability of a particular investment option and other than the Contract Owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

         The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract offers 56 Investment Divisions and at least one Fixed Account option, although a Contract Owner can select no more than 18 fixed and variable options at any one time. The second difference is that the Owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

         The Revenue Ruling states that whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson National does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

         WITHHOLDING. In general, distributions from a Contract are subject to 10% federal income tax withholding unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

         Any distribution from a tax-qualified contract eligible for rollover will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

         The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

              (a) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

              (b)   a required minimum distribution;

              (c)   a hardship withdrawal; or

              (d)   the non-taxable portion of a distribution.

                                OTHER INFORMATION

         DOLLAR COST AVERAGING. If the amount allocated to the Investment Divisions plus the amount allocated to Fixed Account options (other than the Indexed Fixed Option) is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account options from the one-year Fixed Account or any of the Investment Divisions. If the Fixed Account options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. In the case of transfers from the one-year Fixed Account or Investment Divisions with a stable unit value to the Investment Divisions, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. There is no charge for Dollar Cost Averaging. Certain restrictions may apply.

         DOLLAR COST AVERAGING PLUS (DCA+). DCA+ Fixed Account options are "source accounts" designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account. DCA+ Fixed Account is credited with an enhanced interest rate. If a DCA+ Fixed Account is selected, monies in the DCA+ Fixed Account will be systematically transferred to the Investment Divisions or other Fixed Account chosen over the DCA+ term selected. There is no charge for DCA+. You should consult your JNL representative with respect to the current availability of the Fixed Account options and the availability of DCA+.

         EARNINGS SWEEP. You can choose to move your earnings from the source accounts (only applicable from the one year Fixed Account Option, if currently available, and the Money Market Investment Division). There is no charge for Earnings Sweep.

         REBALANCING. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account (if currently available) periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions. There is no charge for Rebalancing.

         You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods you use to change your allocation instructions.

         FREE LOOK. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

               o    the Contract Value, PLUS

               o    any fees (other than asset-based fees) and expenses deducted
                    from  the  premiums,   MINUS

               o    any applicable Contract Enhancement recapture charges.

         We will determine the Contract Value in the Investment Divisions as of the date we receive your Contract we receive the Contract or the date you return it to the selling agent. We will return premium payments where required by law. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

         ADVERTISING. From time to time, we may advertise several types of performance of the Investment Divisions.

               o TOTAL RETURN is the overall change in the value of an investment in an Investment Division over a given period of time.

               o STANDARDIZED AVERAGE ANNUAL TOTAL RETURN is calculated in accordance with SEC guidelines.

               o NON-STANDARDIZED TOTAL RETURN may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment
                    Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

               o YIELD refers to the income generated by an investment over a given period of time.

         Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

         RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

         MODIFICATION OF YOUR CONTRACT. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

         LEGAL PROCEEDINGS. Jackson National is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against JNL asserts various theories of liability and purports to be filed on behalf of individuals or differing classes persons in the United States who purchased either life insurance or annuity products from JNL during periods ranging from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson National on a non-material basis, or is being vigorously defended. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                                 PRIVACY POLICY

         COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

               o Information we receive from you on applications or other forms;

               o    Information about your transactions with us;

               o    Information we receive from a consumer reporting agency;

               o    Information   we  obtain  from  others  in  the  process  of
                    verifying information you provide us; and

               o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

         DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

         In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

         We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

         We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

         SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

         We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

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                                              TABLE OF CONTENTS OF
                                     THE STATEMENT OF ADDITIONAL INFORMATION


General Information and History ...........................................................................2
Services ..................................................................................................2
Purchase of Securities Being Offered ......................................................................4
Underwriters ..............................................................................................4
Calculation of Performance ................................................................................4
Additional Tax Information ................................................................................6
Net Investment Factor ....................................................................................19
Condensed Financial Information ..........................................................................21

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
                                   APPENDIX A

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management The Dow(SM) 10 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management The Dow(SM) 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management The Dow(SM) 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management The Dow(SM) 10 Fund.

o    Consider  the needs of the  JNL/Mellon  Capital  Management  The Dow(SM) 10
     Fund, or the Owners of the JNL/Mellon Capital Management The Dow(SM) 10 Fund, in determining, composing or calculating the DJIA or have any obligation to do so.

          ----------------------------------------------------------------------
          DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT THE Dow(SM) 10 FUND. SPECIFICALLY,

          o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

               o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT THE Dow(SM) 10 FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE Dow(SM) 10 FUND, OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

               o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

               o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

          o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA.

          o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

          THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE Dow(SM) 10 FUND OR ANY OTHER THIRD PARTIES.
          ----------------------------------------------------------------------

                                                    APPENDIX B
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------------------------------------------------------------------------------------------------------------------------------
JNL EXAMPLE 1
------------------------------------------------------------------------------------------------------------------------------
                   100,000.00  : Premium
                        6.00%  : Withdrawal Charge Year 4
                        4.00%  : Contract Enhancement
                        2.50%  : Recapture Charge Year 4
                        5.50%  : Net Return

AT END OF YEAR 4
                   128,837.76  : Contract Value at end of year 4
                   100,000.00  : Net Withdrawal requested

                    28,837.76  : Earnings
                    77,772.94  : Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    ---------
                   106,610.70  : Total Gross Withdrawal

                   106,610.70  : Total Gross Withdrawal
                    -4,666.38  : Withdrawal Charge
                    -1,944.32  : Recapture Charge
                    ---------
                   100,000.00  : Total Net Withdrawal
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
JNL EXAMPLE 2
------------------------------------------------------------------------------------------------------------------------------
                      10/1/05
                   100,000.00  : Premium
                        7.00%  : Withdrawal Charge Contribution Year 3
                        2.50%  : Recapture Charge Contribution Year 3
                      12/1/05
                   100,000.00  : Premium
                        8.00%  : Withdrawal Charge Contribution Year 2
                        4.00%  : Recapture Charge Contribution Year 2

                        4.00%  : Contract Enhancement
                        0.00%  : Net Return

                      11/1/07
                   208,000.00  : Contract Value
                   150,000.00  : Net Withdrawal Requested

                     8,000.00  : Earnings
                    12,000.00  : 10% Additional Free Withdrawal amount
                   100,000.00  : Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    44,886.36  : Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    ---------
                   164,886.36  : Total Gross Withdrawal

                   164,886.36  : Total Gross Withdrawal
                    -7,000.00  : Withdrawal Charge from Premium 1
                    -2,500.00  : Recapture Charge from Premium 1
                    -3,590.91  : Withdrawal Charge from Premium 2
                    -1,795.45  : Recapture Charge from Premium 2
                    ---------
                   150,000.00  : Total Net Withdrawal
------------------------------------------------------------------------------------------------------------------------------
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

                                   APPENDIX C

THESE EXAMPLES ARE PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE GWB AND GAWA VALUES ARE COMPUTED, AND HOW THEY MAY BE ALTERED BY VARIOUS EVENTS, INCLUDING SUBSEQUENT PREMIUM PAYMENTS, ELECTION OF THE "STEP-UP," OR PARTIAL WITHDRAWALS. THE EXAMPLES ONLY DEPICT LIMITED CIRCUMSTANCES AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE GMWB, OR EXERCISING ANY RIGHTS THEREUNDER, IN MAKING YOUR DECISION PLEASE CONSIDER THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU.

ALL OF THE FOLLOWING EXAMPLES ASSUME YOU SELECT THE 7% GMWB WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED. THEY ALSO ASSUME THAT NO CHARGES OR ADJUSTMENTS WILL APPLY TO PARTIAL WITHDRAWALS.

EXAMPLE 1:  AT ISSUE, THE GWB AND GAWA ARE DETERMINED.

     o Your Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your Guaranteed Annual Withdrawal Amount (GAWA) is $7,000, which is 7% of your GWB.

EXAMPLE 2:  SUBSEQUENT PREMIUM PAYMENT.

If you make an additional Premium payment of $50,000 before you make any withdrawals, then

     o Your GWB is $150,000, which is your prior GWB ($100,000) plus your additional Premium payment ($50,000).

     o Your GAWA is $10,500, which is your prior GAWA ($7,000) plus 7% of your additional Premium payment ($3,500).

EXAMPLE 3:  WITHDRAWAL EQUAL TO THE GAWA.

If you take the GAWA ($7,000) as a withdrawal before the end of the first Contract Year, then

     o Your GWB becomes $93,000, which is your prior GWB ($100,000) minus the GAWA ($7,000).

     o Your GAWA for the next year remains $7,000, because you did not take more than the GAWA ($7,000).

EXAMPLE 4: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA IS REDUCED AS A RESULT OF THE TRANSACTION.

If you withdraw $60,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($60,000) from your GWB ($100,000). This is $40,000.

          Your new GWB is $40,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($90,000) is more than the new GWB ($40,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 7% of the greater of the Contract Value after the partial withdrawal or the new GWB, which is $6,300.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 7 additional years to deplete the new GWB.

EXAMPLE 5: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA REMAINS UNCHANGED.

If you withdraw $40,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($40,000) from your Contract Value ($150,000). This equals $110,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($40,000) from your GWB ($100,000). This is $60,000.

          Your new GWB is $60,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($110,000) is more than the new GWB ($60,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $7,000.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 9 additional years to deplete the new GWB.

EXAMPLE 6: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS DECREASED DUE TO NEGATIVE MARKET PERFORMANCE.

If you withdraw $50,000 and your Contract Value is $80,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($50,000) from your GWB ($100,000). This is $50,000.

          Your new GWB becomes $30,000, since this is the lesser of the two amounts.

     o Since the Contract Value prior to the partial withdrawal ($80,000) is less than or equal to the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 7% of the new GWB, which is $2,100.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 7:  STEP-UP.

If you elect to "step-up" your 7% GMWB on a Contract Anniversary at least 5 years after electing the GMWB, assuming you have made no withdrawals and your Contract Value at the time of step-up is $200,000, then

     o We recalculate your GWB to equal your Contract Value, which is $200,000.

     o We recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.

     o After the "step-up," if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 8: VALUES MAY DIFFER BASED ON THE ORDER OF YOUR ELECTIONS. THE FOLLOWING TWO EXAMPLES DEMONSTRATE THE DIFFERENT RESULTS IF YOU ELECT A "STEP-UP" PRIOR TO SUBMITTING A WITHDRAWAL REQUEST RATHER THAN MAKING THE WITHDRAWAL PRIOR TO A "STEP-UP."

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your 7% GMWB on a Contract Anniversary at least 5 years after electing the 7% GMWB (assuming you have made no prior withdrawals) but also wish to take the original GAWA ($7,000) as a withdrawal, then

8A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $193,000, which is your prior GWB ($200,000) minus the withdrawal ($7,000). Your GAWA remains $14,000, because you did not take more than the GAWA.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 14 additional years to deplete the new GWB.

8B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $93,000, which is your prior GWB ($100,000) minus the withdrawal ($7,000). Your GAWA remains $7,000, because you did not take more than the GAWA.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $193,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($13,510) and choose the greater amount ($13,510). This is your new GAWA.

     o After the step-up, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 9: THE FOLLOWING TWO EXAMPLES DEMONSTRATE THAT IN SOME CASES THE ORDER OF YOUR TRANSACTIONS WILL NOT IMPACT THE FINAL RESULTS.

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your 7% GMWB on a Contract Anniversary at least 5 years after electing the 7% GMWB (assuming you have made no prior withdrawals) but also wish to take a withdrawal greater than the GAWA ($15,000), then

9A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($15,000), which is $185,000. Since the Contract Value prior to the partial withdrawal ($200,000) is less than or equal to the GWB prior to the partial withdrawal ($200,000), the GAWA is reduced. The new GAWA is 7% of the new GWB, which is $12,950.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

9B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($85,000), which is $85,000. Since the Contract Value after the partial withdrawal ($185,000) is more than the new GWB ($85,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $7,000.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $185,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($12,950) and choose the greater amount ($12,950). This is your new GAWA.

     o After the step-up, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

                                   APPENDIX D

THESE EXAMPLES ARE PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE GWB AND GAWA VALUES ARE COMPUTED, AND HOW THEY MAY BE ALTERED BY VARIOUS EVENTS, INCLUDING SUBSEQUENT PREMIUM PAYMENTS, ELECTION OF THE "STEP-UP," OR PARTIAL WITHDRAWALS. THE EXAMPLES ONLY DEPICT LIMITED CIRCUMSTANCES, AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE 5% FOR LIFE GMWB OR EXERCISING ANY RIGHTS THEREUNDER, IN MAKING YOUR DECISION PLEASE CONSIDER THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU. THE FOR LIFE GUARANTEE PERMITS WITHDRAWALS OF THE GAWA FOR THE LONGER OF THE OWNER'S LIFE OR THE LIFE OF THE FIRST OF THE JOINT OWNERS TO DIE IF CONDITIONS FOR THE BENEFIT TO BE FULLY EFFECTIVE ARE SATISFIED.

ALL OF THE FOLLOWING EXAMPLES ASSUME YOU SELECT THE 5% FOR LIFE GMWB WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED.

EXAMPLE 1:  AT ISSUE, THE GWB AND GAWA ARE DETERMINED.

     o Your Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your Guaranteed Annual Withdrawal Amount (GAWA) is $5,000, which is 5% of your GWB.

EXAMPLE 2:  SUBSEQUENT PREMIUM PAYMENT.

If you make an additional Premium payment of $50,000 before you make any withdrawals, then

     o Your GWB is $150,000, which is your prior GWB ($100,000) plus your additional Premium payment ($50,000).

     o Your GAWA is $7,500, which is your prior GAWA ($5,000) plus 5% of your additional Premium payment ($2,500) and the For Life Guarantee remains effective.

EXAMPLE 3:  WITHDRAWAL EQUAL TO THE GAWA.

If you take the GAWA ($5,000) as a withdrawal before the end of the first Contract Year, then

     o Your GWB becomes $95,000, which is your prior GWB ($100,000) minus the GAWA ($5,000).

     o Your GAWA for the next year remains $5,000, because you did not take more than the GAWA ($5,000) and the For Life Guarantee remains effective.

EXAMPLE 3A: WITHDRAWAL IN EXCESS OF THE GAWA, BUT EQUAL TO THE QUALIFIED MRD.

If you take greater than the GAWA ($5,000), but equal to the qualified MRD for this Contract ($6,000) as a withdrawal before the end of the first Contract Year, and the withdrawal is specified as an MRD, then

     o Your GWB becomes $94,000, which is your prior GWB ($100,000) minus the MRD for this Contract ($6,000).

     o Your GAWA for the next year remains $5,000 the withdrawal was not greater than the maximum of the MRD for this Contract ($6,000) and the GAWA ($5,000) and the For Life Guarantee remains effective.

EXAMPLE 4: WITHDRAWAL NOT QUALIFIED AS AN MRD FOR THIS CONTRACT OF AN AMOUNT GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA IS REDUCED AS A RESULT OF THE TRANSACTION.

If you withdraw $60,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($60,000) from your GWB ($100,000). This is $40,000.

          Your new GWB is $40,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($90,000) is more than the new GWB ($40,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 5% of the greater of the Contract Value after the partial withdrawal or the new GWB, which is $4,500. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 9 additional years to deplete the new GWB.

EXAMPLE 5: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA REMAINS UNCHANGED.

If you withdraw $40,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($40,000) from your Contract Value ($150,000). This equals $110,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($40,000) from your GWB ($100,000). This is $60,000.

          Your new GWB is $60,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($110,000) is more than the new GWB ($60,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $5,000, but since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 12 additional years to deplete the new GWB.

EXAMPLE 6: WITHDRAWAL NOT QUALIFIED AS AN MRD FOR THIS CONTRACT OF AN AMOUNT GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS DECREASED DUE TO NEGATIVE MARKET PERFORMANCE.

If you withdraw $50,000 and your Contract Value is $80,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($50,000) from your GWB ($100,000). This is $50,000.

          Your new GWB becomes $30,000, since this is the lesser of the two amounts.

     o Since the Contract Value prior to the partial withdrawal ($80,000) is less than or equal to the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 5% of the new GWB, which is $1,500. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 20 additional years to deplete the new GWB.

EXAMPLE 7:  STEP-UP.

If you elect to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB, assuming you have made no withdrawals and your Contract Value at the time of step-up is $200,000, then

     o We recalculate your GWB to equal your Contract Value, which is $200,000.

     o We recalculate your GAWA by comparing your GAWA before the step-up ($5,000) to 5% of your new GWB ($10,000) and choose the greater amount ($10,000). This is your new GAWA.

     o After the "step-up," if you took withdrawals of the GAWA, it would take 20 additional years to deplete the new GWB. If the For Life Guarantee remains effective, withdrawals of the GAWA could continue until the death of the Owner or the first of the Joint Owners, if any, even beyond 20 years.

EXAMPLE 8: VALUES MAY DIFFER BASED ON THE ORDER OF YOUR ELECTIONS. THE FOLLOWING TWO EXAMPLES DEMONSTRATE THE DIFFERENT RESULTS IF YOU ELECT A "STEP-UP" PRIOR TO SUBMITTING A WITHDRAWAL REQUEST RATHER THAN MAKING THE WITHDRAWAL PRIOR TO A "STEP-UP."

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take the original GAWA ($5,000) as withdrawal, then

8A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($5,000) to 5% of your new GWB ($10,000) and choose the greater amount ($10,000). This is your new GAWA.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $195,000, which is your prior GWB ($200,000) minus the withdrawal ($5,000). Your GAWA remains $10,000, because you did not take more than the GAWA.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 20 additional years to deplete the new GWB. If the For Life Guarantee remains effective, withdrawals of the GAWA could continue until the death of the Owner or the first of the Joint Owners, if any, even beyond 20 years.

8B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $95,000, which is your prior GWB ($100,000) minus the withdrawal ($5,000). Your GAWA remains $5,000, because you did not take more than the GAWA.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $195,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($5,000) to 5% of your new GWB ($9,750) and choose the greater amount ($9,750). This is your new GAWA.

     o After the step-up, if you took withdrawals of the GAWA, it would take 20 additional years to deplete the new GWB. If the For Life Guarantee remains effective, withdrawals of the GAWA could continue until the death of the Owner or the first of the Joint Owners, if any, even beyond 20 years.

EXAMPLE 9: THE FOLLOWING TWO EXAMPLES DEMONSTRATE THAT IN SOME CASES THE ORDER OF YOUR TRANSACTIONS WILL NOT IMPACT THE FINAL RESULTS.

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take a withdrawal greater than the GAWA not qualified as an MRD for this Contract ($15,000), then

9A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($5,000) to 5% of your new GWB ($10,000) and choose the greater amount ($10,000). This is your new GAWA.

     o Upon withdrawal of an amount greater than the GAWA not qualified as an MRD for this Contract, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($15,000), which is $185,000. Since the Contract Value prior to the partial withdrawal ($200,000) is less than or equal to the GWB prior to the partial withdrawal ($200,000), the GAWA is reduced. The new GAWA is 5% of the new GWB, which is $9,250. Since the withdrawal is greater than the GAWA not qualified as an MRD for this Contract, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 20 additional years to deplete the new GWB.

9B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of an amount greater than the GAWA not qualified as an MRD for this Contract, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($85,000), which is $85,000. Since the Contract Value after the partial withdrawal ($185,000) is more than the new GWB ($85,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $5,000.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $185,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($5,000) to 5% of your new GWB ($9,250) and choose the greater amount ($9,250). This is your new GAWA. Since the withdrawal is greater than the GAWA not qualified as an MRD for this Contract, the For Life Guarantee is null and void.

     o After the step-up, if you took withdrawals of the GAWA, it would take 20 additional years to deplete the new GWB.

EXAMPLE 10:  WITHDRAWAL AFTER THE GWB HAS BEEN DEPLETED.

If your Contract Value is $15,000 and you take no more than the greater of the MRD for this Contract ($2,500) and the GAWA ($5,000) as a withdrawal when the GWB has been depleted ($0), if the sum of the withdrawals you have taken did not exceed the greater of the MRD for this Contract and GAWA in any contract year and the For Life Guarantee is fully effective, then:

     o We recalculate your GWB as $0. This is equal to the GWB prior to the withdrawal ($0) less the withdrawal ($5,000). Since this cannot be less than $0, the new GWB is $0.

     o Your GAWA for the next year remains $5,000 because you did not take more than the maximum of the MRD for this Contract ($2,500) and the GAWA ($5,000), and the For Life Guarantee remains effective.

                                   APPENDIX E

THIS EXAMPLE IS PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE 5% FOR LIFE GMWB AND 20% ADDITIONAL FREE WITHDRAWAL BENEFIT WOULD INTERACT WHEN ELECTED IN COMBINATION WITH ONE ANOTHER. THE EXAMPLE ONLY DEPICTS LIMITED CIRCUMSTANCES, AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE 5% FOR LIFE GMWB, OR EXERCISING ANY RIGHTS THEREUNDER, IN MAKING YOUR DECISION PLEASE CONSIDER THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU. THE FOR LIFE GUARANTEE PERMITS WITHDRAWALS OF THE GAWA FOR THE LONGER OF THE OWNER'S LIFE OR THE LIFE OF THE FIRST OF THE JOINT OWNERS TO DIE IF CONDITIONS FOR THE BENEFIT TO BE FULLY EFFECTIVE ARE SATISFIED.

THE FOLLOWING EXAMPLE ASSUMES YOU SELECT THE 5% FOR LIFE GMWB AND THE 20% ADDITIONAL FREE WITHDRAWAL BENEFIT WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED.

     o Your beginning Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your beginning Guaranteed Annual Withdrawal Amount (GAWA) is $5,000, which is 5% of your GWB.

     o The maximum amount that you can withdraw free of a withdrawal charge is $20,000.

If you withdraw $20,000 at the end of the first Contract Year and the withdrawal does not qualify as an MRD for this Contract and your Contract Value is equal to $105,000 before the withdrawal, then

     o The entire amount withdrawn is free of withdrawal charges. If the 20% Additional Free Withdrawal benefit had not been elected, $10,000 of the withdrawal would have been subject to a withdrawal charge.

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($20,000) from your Contract Value ($105,000). This equals $85,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($20,000) from your GWB ($100,000). This is $80,000.

          Your new GWB is $80,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($85,000) is more than the new GWB ($80,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 5% of the greater of the Contract Value after the partial withdrawal or the new GWB, which is $4,250. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

If you then withdraw your GAWA ($4,250) at the end of the fifth Contract Year and your Contract Value has decreased to $70,000 then

     o Your GWB becomes $75,750, which is your prior GWB ($80,000) minus the GAWA ($4,250).

     o Your GAWA for the next year remains $4,250, because you did not take more than the GAWA ($4,250).

     o    Your Contract Value after the withdrawal is $65,750.

If your Contract Value continues to experience negative or zero net growth and you continue to withdraw your GAWA each year until your GWB is depleted, the total amount you will have received is equal your original premium of $100,000. If you had not elected the 20% Additional Free Withdrawal Benefit, the total amount you would have received is $100,000 less the withdrawal charge.

                                   APPENDIX F

THESE EXAMPLES ARE PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE GWB AND GAWA VALUES ARE COMPUTED, AND HOW THEY MAY BE ALTERED BY VARIOUS EVENTS, INCLUDING SUBSEQUENT PREMIUM PAYMENTS, ELECTION OF THE "STEP-UP," OR PARTIAL WITHDRAWALS. THE EXAMPLES ONLY DEPICT LIMITED CIRCUMSTANCES AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE 4% FOR LIFE GMWB OR EXERCISING ANY RIGHTS THEREUNDER, IN MAKING YOUR DECISION PLEASE CONSIDER THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU. THE FOR LIFE GUARANTEE PERMITS WITHDRAWALS OF THE GAWA FOR THE LONGER OF THE OWNER'S LIFE OR THE LIFE OF THE FIRST OF THE JOINT OWNERS TO DIE IF CONDITIONS FOR THE BENEFIT TO BE FULLY EFFECTIVE ARE SATISFIED.

ALL OF THE FOLLOWING EXAMPLES ASSUME YOU SELECT THE 4% FOR LIFE GMWB WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED.

EXAMPLE 1:  AT ISSUE, THE GWB AND GAWA ARE DETERMINED.

     o Your Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your Guaranteed Annual Withdrawal Amount (GAWA) is $4,000, which is 4% of your GWB.

EXAMPLE 2:  SUBSEQUENT PREMIUM PAYMENT.

If you make an additional Premium payment of $50,000 before you make any withdrawals, then

     o Your GWB is $150,000, which is your prior GWB ($100,000) plus your additional Premium payment ($50,000).

     o Your GAWA is $6,000, which is your prior GAWA ($4,000) plus 4% of your additional Premium payment ($2,000) and the For Life Guarantee remains effective.

EXAMPLE 3:  WITHDRAWAL EQUAL TO THE GAWA.

If you take the GAWA ($4,000) as a withdrawal before the end of the first Contract Year, then

     o Your GWB becomes $96,000, which is your prior GWB ($100,000) minus the GAWA ($4,000).

     o Your GAWA for the next year remains $4,000, because you did not take more than the GAWA ($4,000) and the For Life Guarantee remains effective.

EXAMPLE 4: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA IS REDUCED AS A RESULT OF THE TRANSACTION.

If you withdraw $60,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($60,000) from your GWB ($100,000). This is $40,000.

          Your new GWB is $40,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($90,000) is more than the new GWB ($40,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 4% of the greater of the Contract Value after the partial withdrawal or the new GWB, which is $3,600. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 12 additional years to deplete the new GWB.

EXAMPLE 5: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA REMAINS UNCHANGED.

If you withdraw $40,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($40,000) from your Contract Value ($150,000). This equals $110,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($40,000) from your GWB ($100,000). This is $60,000.

          Your new GWB is $60,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($110,000) is more than the new GWB ($60,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $4,000, but since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 6: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS DECREASED DUE TO NEGATIVE MARKET PERFORMANCE.

If you withdraw $50,000 and your Contract Value is $80,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($50,000) from your GWB ($100,000). This is $50,000.

          Your new GWB becomes $30,000, since this is the lesser of the two amounts.

     o Since the Contract Value prior to the partial withdrawal ($80,000) is less than or equal to the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 4% of the new GWB, which is $1,200. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 25 additional years to deplete the new GWB.

EXAMPLE 7:  STEP-UP.

If you elect to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB, assuming you have made no withdrawals and your Contract Value at the time of step-up is $200,000, then

     o We recalculate your GWB to equal your Contract Value, which is $200,000.

     o We recalculate your GAWA by comparing your GAWA before the step-up ($4,000) to 4% of your new GWB ($8,000) and choose the greater amount ($8,000). This is your new GAWA.

     o After the "step-up," if you took withdrawals of the GAWA, it would take 25 additional years to deplete the new GWB. If the For Life Guarantee remains effective, withdrawals of the GAWA could continue until the death of the Owner or the first of the Joint Owners, if any, even beyond 25 years.

EXAMPLE 8: VALUES MAY DIFFER BASED ON THE ORDER OF YOUR ELECTIONS. THE FOLLOWING TWO EXAMPLES DEMONSTRATE THE DIFFERENT RESULTS IF YOU ELECT A "STEP-UP" PRIOR TO SUBMITTING A WITHDRAWAL REQUEST RATHER THAN MAKING THE WITHDRAWAL PRIOR TO A "STEP-UP."

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take the original GAWA ($4,000) as withdrawal, then

8A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($4,000) to 4% of your new GWB ($8,000) and choose the greater amount ($8,000). This is your new GAWA.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $196,000, which is your prior GWB ($200,000) minus the withdrawal ($4,000). Your GAWA remains $8,000, because you did not take more than the GAWA.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 25 additional years to deplete the new GWB. If the For Life Guarantee remains effective, withdrawals of the GAWA could continue until the death of the Owner or the first of the Joint Owners, if any, even beyond 25 years.

8B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $96,000, which is your prior GWB ($100,000) minus the withdrawal ($4,000). Your GAWA remains $4,000, because you did not take more than the GAWA.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $196,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($4,000) to 4% of your new GWB ($7,840) and choose the greater amount ($7,840). This is your new GAWA.

     o After the step-up, if you took withdrawals of the GAWA, it would take 25 additional years to deplete the new GWB. If the For Life Guarantee remains effective, withdrawals of the GAWA could continue until the death of the Owner or the first of the Joint Owners, if any, even beyond 25 years.

EXAMPLE 9: THE FOLLOWING TWO EXAMPLES DEMONSTRATE THAT IN SOME CASES THE ORDER OF YOUR TRANSACTIONS WILL NOT IMPACT THE FINAL RESULTS.

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take a withdrawal greater than the GAWA ($15,000), then

9A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($4,000) to 4% of your new GWB ($8,000) and choose the greater amount ($8,000). This is your new GAWA.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($15,000), which is $185,000. Since the Contract Value prior to the partial withdrawal ($200,000) is less than or equal to the GWB prior to the partial withdrawal ($200,000), the GAWA is reduced. The new GAWA is 4% of the new GWB, which is $7,400. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 25 additional years to deplete the new GWB.

9B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($85,000), which is $85,000. Since the Contract Value after the partial withdrawal ($185,000) is more than the new GWB ($85,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $4,000.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $185,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($4,000) to 4% of your new GWB ($7,400) and choose the greater amount ($7,400). This is your new GAWA. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

     o After the step-up, if you took withdrawals of the GAWA, it would take 25 additional years to deplete the new GWB.

EXAMPLE 10:  WITHDRAWAL AFTER THE GWB HAS BEEN DEPLETED.

If your Contract Value is $15,000 and you take the GAWA ($4,000) as a withdrawal when the GWB has been depleted ($0), if the sum of the withdrawals you have taken did not exceed the GAWA in any contract year and the For Life Guarantee is fully effective, then:

     o We recalculate your GWB as $0. This is equal to the GWB prior to the withdrawal ($0) less the withdrawal ($4,000). Since this cannot be less than $0, the new GWB is $0.

     o Your GAWA for the next year remains $4,000 because you did not take more than the GAWA ($4,000), and the For Life Guarantee remains effective.

                                   APPENDIX G

THIS EXAMPLE IS PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE 4% FOR LIFE GMWB AND 20% ADDITIONAL FREE WITHDRAWAL BENEFIT WOULD INTERACT WHEN ELECTED IN COMBINATION WITH ONE ANOTHER. THE EXAMPLE ONLY DEPICTS LIMITED CIRCUMSTANCES AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE 4% FOR LIFE GMWB, OR EXERCISING ANY RIGHTS THEREUNDER, IN MAKING YOUR DECISION PLEASE CONSIDER THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU. THE FOR LIFE GUARANTEE PERMITS WITHDRAWALS OF THE GAWA FOR THE LONGER OF THE OWNER'S LIFE OR THE LIFE OF THE FIRST OF THE JOINT OWNERS TO DIE IF CONDITIONS FOR THE BENEFIT TO BE FULLY EFFECTIVE ARE SATISFIED.

THE FOLLOWING EXAMPLE ASSUMES YOU SELECT THE 4% FOR LIFE GMWB AND THE 20% ADDITIONAL FREE WITHDRAWAL BENEFIT WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED.

     o Your beginning Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your beginning Guaranteed Annual Withdrawal Amount (GAWA) is $4,000, which is 4% of your GWB.

     o The maximum amount that you can withdraw free of a withdrawal charge is $20,000.

If you withdraw $20,000 at the end of the first Contract Year and your Contract Value is equal to $105,000 before the withdrawal, then

     o The entire amount withdrawn is free of withdrawal charges. If the 20% Additional Free Withdrawal benefit had not been elected, $10,000 of the withdrawal would have been subject to a withdrawal charge.

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

          o First, we deduct the amount of the withdrawal ($20,000) from your Contract Value ($105,000). This equals $85,000 and is your new Contract Value.

          o Second, we deduct the amount of the withdrawal ($20,000) from your GWB ($100,000). This is $80,000.

          Your new GWB is $80,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($85,000) is more than the new GWB ($80,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 4% of the greater of the Contract Value after the partial withdrawal or the new GWB, which is $3,400. Since the withdrawal is greater than the GAWA, the For Life Guarantee is null and void.

If you then withdraw your GAWA ($3,400) at the end of the fifth Contract Year and your Contract Value has decreased to $70,000 then

     o Your GWB becomes $76,600, which is your prior GWB ($80,000) minus the GAWA ($3,400).

     o Your GAWA for the next year remains $3,400, because you did not take more than the GAWA ($3,400).

     o    Your Contract Value after the withdrawal is $66,600.

If your Contract Value continues to experience negative or zero net growth and you continue to withdraw your GAWA each year until your GWB is depleted, the total amount you will have received is equal your original premium of $100,000. If you had not elected the 20% Additional Free Withdrawal Benefit, the total amount you would have received is $100,000 less the withdrawal charge.

                                   APPENDIX H

                            ACCUMULATION UNIT VALUES

The following tables reflect the values of Accumulation Units for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated
- for a base Contract (with no optional endorsements) and for a Contract with the most expensive combination of optional endorsements (through the end of the most recent period). This information derives from the financial statements of the Separate Account, which together constitute the Separate Account's condensed financial information. The annualized charge for your Contract may fall in between the charge for a base Contract and a Contract with the most expensive combination of optional endorsements, and complete condensed financial information about the Separate Account is available in the SAI. Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.

With these tables, please note the following changes with the Investment Divisions. Effective May 2, 2005, the names of these Investment Divisions changed (whether or not in connection with a sub-adviser change or Fund merger):


                       JNL/Putnam International Equity TO JNL/JPMorgan International Equity
                         JNL/Alliance Capital Growth TO JNL/T. Rowe Price Established Growth
              JNL/Mellon Capital Management NASDAQ (R) 15 TO JNL/Mellon Capital Management Nasdaq (R) 15
 JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector TO JNL/Mellon Capital Management Healthcare Sector
            JNL/Mellon Capital Management Energy Sector TO JNL/Mellon Capital Management Oil & Gas Sector

Also effective May 2, 2005, the Separate Account has these new Investment
Divisions, on which no Accumulation Unit information is available yet: JNL/AIM
Real Estate; JNL/Franklin Templeton Small Cap Value; and JNL/Goldman Sachs Mid
Cap Value.

At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level
(annualized) under the Contract.

ACCUMULATION UNIT VALUES
BASE CONTRACT - M&E 1.25%

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each division as of the end of the periods indicated. This information has been taken from the Separate Account's financial statements. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.

INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Select Large Cap Growth Division572

  Accumulation unit value:
    Beginning of period                                                                      $25.25
    End of period                                                                            $26.50
  Accumulation units outstanding
  at the end of period                                                                         187

JNL/FMR Capital Growth Division574

  Accumulation unit value:
    Beginning of period                                                                      $18.27
    End of period                                                                            $21.31
  Accumulation units outstanding
  at the end of period                                                                         322

JNL/Select Global Growth Division606

  Accumulation unit value:
    Beginning of period                                                                      $21.71
    End of period                                                                            $23.55
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Alger Growth Division572

  Accumulation unit value:
    Beginning of period                                                                      $16.83
    End of period                                                                            $17.69
  Accumulation units outstanding
  at the end of period                                                                         77





INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Eagle Core Equity Division580

  Accumulation unit value:
    Beginning of period                                                                      $15.74
    End of period                                                                            $17.40
  Accumulation units outstanding
  at the end of period                                                                        1,574

JNL/Eagle SmallCap Equity Division580

  Accumulation unit value:
    Beginning of period                                                                      $16.65
    End of period                                                                            $19.82
  Accumulation units outstanding
  at the end of period                                                                        3,955

JNL/Select Balanced Division572

  Accumulation unit value:
    Beginning of period                                                                      $21.64
    End of period                                                                            $23.36
  Accumulation units outstanding
  at the end of period                                                                        7,869

JNL/Putnam Equity Division587

  Accumulation unit value:
    Beginning of period                                                                      $18.46
    End of period                                                                            $20.49
  Accumulation units outstanding
  at the end of period                                                                         525

JNL/PPM America High Yield Bond Division581

  Accumulation unit value:
    Beginning of period                                                                      $15.31
    End of period                                                                            $16.26
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Select Money Market Division572

  Accumulation unit value:
    Beginning of period                                                                      $12.44
    End of period                                                                            $12.41
  Accumulation units outstanding
  at the end of period                                                                        1,540








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Putnam Value Equity Division574

  Accumulation unit value:
    Beginning of period                                                                      $18.33
    End of period                                                                            $20.12
  Accumulation units outstanding
  at the end of period                                                                         278

JNL/Salomon Brothers Strategic Bond Division572

  Accumulation unit value:
    Beginning of period                                                                      $17.70
    End of period                                                                            $18.90
  Accumulation units outstanding
  at the end of period                                                                       26,301

JNL/Salomon Brothers U.S. Government & Quality Bond Division572

  Accumulation unit value:
    Beginning of period                                                                      $15.20
    End of period                                                                            $15.81
  Accumulation units outstanding
  at the end of period                                                                       45,355

JNL/T. Rowe Price Established Growth Division580

  Accumulation unit value:
    Beginning of period                                                                      $23.22
    End of period                                                                            $26.16
  Accumulation units outstanding
  at the end of period                                                                        3,375

JNL/JPMorgan International Equity Division572

  Accumulation unit value:
    Beginning of period                                                                      $12.20
    End of period                                                                            $13.68
  Accumulation units outstanding
  at the end of period                                                                       25,471

JNL/T. Rowe Price Mid-Cap Growth Division572

  Accumulation unit value:
    Beginning of period                                                                      $30.25
    End of period                                                                            $33.96
  Accumulation units outstanding
  at the end of period                                                                        4,545








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Alliance Capital Growth Division580

  Accumulation unit value:
    Beginning of period                                                                       $9.19
    End of period                                                                            $10.03
  Accumulation units outstanding
  at the end of period                                                                         292

JNL/JPMorgan International Value Division572

  Accumulation unit value:
    Beginning of period                                                                       $9.25
    End of period                                                                            $10.57
  Accumulation units outstanding
  at the end of period                                                                       10,744

JNL/PIMCO Total Return Bond Division572

  Accumulation unit value:
    Beginning of period                                                                      $13.60
    End of period                                                                            $14.11
  Accumulation units outstanding
  at the end of period                                                                       106,789

JNL/Lazard Small Cap Value Division572

  Accumulation unit value:
    Beginning of period                                                                      $13.25
    End of period                                                                            $14.79
  Accumulation units outstanding
  at the end of period                                                                       32,087

JNL/Lazard Mid Cap Value Division572

  Accumulation unit value:
    Beginning of period                                                                      $15.05
    End of period                                                                            $17.42
  Accumulation units outstanding
  at the end of period                                                                       37,892

JNL/Salomon Brothers High Yield Bond Division674

  Accumulation unit value:
    Beginning of period                                                                      $12.84
    End of period                                                                            $13.22
  Accumulation units outstanding
  at the end of period                                                                        1,558








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Mellon Capital Management (MCM) Enhanced S&P 500 Stock
Index Division581

  Accumulation unit value:
    Beginning of period                                                                       $7.53
    End of period                                                                             $8.39
  Accumulation units outstanding
  at the end of period                                                                        2,288

JNL/MCM The Dow(SM) 10 Division572

  Accumulation unit value:
    Beginning of period                                                                       $9.38
    End of period                                                                             $9.71
  Accumulation units outstanding
  at the end of period                                                                       12,609

JNL/MCM The S&P(R) 10 Division572

  Accumulation unit value:
    Beginning of period                                                                       $8.59
    End of period                                                                            $10.07
  Accumulation units outstanding
  at the end of period                                                                       11,847

JNL/MCM Global 15 Division572

  Accumulation unit value:
    Beginning of period                                                                       $9.79
    End of period                                                                            $11.91
  Accumulation units outstanding
  at the end of period                                                                       12,993

JNL/MCM 25 Division572

  Accumulation unit value:
    Beginning of period                                                                      $10.45
    End of period                                                                            $12.11
  Accumulation units outstanding
  at the end of period                                                                       16,445

JNL/MCM Select Small-Cap Division572

  Accumulation unit value:
    Beginning of period                                                                      $16.19
    End of period                                                                            $18.63
  Accumulation units outstanding
  at the end of period                                                                        6,020








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/MCM Technology Sector Division585

  Accumulation unit value:
    Beginning of period                                                                       $5.40
    End of period                                                                             $5.79
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Healthcare Sector Division574

  Accumulation unit value:
    Beginning of period                                                                      $11.00
    End of period                                                                            $10.90
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Financial Sector Division594

  Accumulation unit value:
    Beginning of period                                                                      $11.24
    End of period                                                                            $12.26
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Oil & Gas Sector Division574

  Accumulation unit value:
    Beginning of period                                                                      $14.29
    End of period                                                                            $17.59
  Accumulation units outstanding
  at the end of period                                                                        1,874

JNL/MCM Consumer Brands Sector Division590

  Accumulation unit value:
    Beginning of period                                                                      $10.05
    End of period                                                                            $11.01
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Communications Sector Division585

  Accumulation unit value:
    Beginning of period                                                                       $4.02
    End of period                                                                             $4.60
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Putnam Midcap Growth Division583

  Accumulation unit value:
    Beginning of period                                                                       $6.48
    End of period                                                                             $7.63
  Accumulation units outstanding
  at the end of period                                                                         152

JNL/FMR Balanced Division576

  Accumulation unit value:
    Beginning of period                                                                       $9.24
    End of period                                                                            $10.27
  Accumulation units outstanding
  at the end of period                                                                        4,447

JNL/T. Rowe Price Value Division572

  Accumulation unit value:
    Beginning of period                                                                      $11.90
    End of period                                                                            $13.31
  Accumulation units outstanding
  at the end of period                                                                        1,068

JNL/MCM S&P 500 Index Division572

  Accumulation unit value:
    Beginning of period                                                                       $9.78
    End of period                                                                            $10.56
  Accumulation units outstanding
  at the end of period                                                                        9,385

JNL/MCM S&P 400 MidCap Index Division572

  Accumulation unit value:
    Beginning of period                                                                      $11.60
    End of period                                                                            $12.92
  Accumulation units outstanding
  at the end of period                                                                        5,283

JNL/MCM Small Cap Index Division572

  Accumulation unit value:
    Beginning of period                                                                      $11.66
    End of period                                                                            $13.24
  Accumulation units outstanding
  at the end of period                                                                        7,009








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/MCM International Index Division572

  Accumulation unit value:
    Beginning of period                                                                      $11.99
    End of period                                                                            $13.66
  Accumulation units outstanding
  at the end of period                                                                        3,489

JNL/MCM Bond Index Division572

  Accumulation unit value:
    Beginning of period                                                                      $10.80
    End of period                                                                            $11.16
  Accumulation units outstanding
  at the end of period                                                                        4,090

JNL/Oppenheimer Global Growth Division572

  Accumulation unit value:
    Beginning of period                                                                      $10.08
    End of period                                                                            $11.40
  Accumulation units outstanding
  at the end of period                                                                       10,066

JNL/Oppenheimer Growth Division580

  Accumulation unit value:
    Beginning of period                                                                       $7.89
    End of period                                                                             $8.25
  Accumulation units outstanding
  at the end of period                                                                        4,629

JNL/AIM Large Cap Growth Division574

  Accumulation unit value:
    Beginning of period                                                                      $10.37
    End of period                                                                            $11.24
  Accumulation units outstanding
  at the end of period                                                                        4,280

JNL/AIM Small Cap Growth Division572

  Accumulation unit value:
    Beginning of period                                                                      $11.35
    End of period                                                                            $11.99
  Accumulation units outstanding
  at the end of period                                                                       24,557








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Select Value Division580

  Accumulation unit value:
    Beginning of period                                                                      $14.36
    End of period                                                                            $16.50
  Accumulation units outstanding
  at the end of period                                                                        4,737

JNL/MCM Nasdaq 15 Division675

  Accumulation unit value:
    Beginning of period                                                                      $10.00
    End of period                                                                            $10.84
  Accumulation units outstanding
  at the end of period                                                                        5,155

JNL/MCM Value Line 25 Division675

  Accumulation unit value:
    Beginning of period                                                                      $10.00
    End of period                                                                            $11.44
  Accumulation units outstanding
  at the end of period                                                                       13,239

JNL/MCM VIP Division677

  Accumulation unit value:
    Beginning of period                                                                      $10.05
    End of period                                                                            $11.08
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM JNL 5 Division683

  Accumulation unit value:
    Beginning of period                                                                       $9.71
    End of period                                                                            $10.91
  Accumulation units outstanding
  at the end of period                                                                       44,637

Fifth Third Quality Growth VIP Division572

  Accumulation unit value:
    Beginning of period                                                                       $6.99
    End of period                                                                             $7.24
  Accumulation units outstanding
  at the end of period                                                                       129,125








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

Fifth Third Balanced VIP Division572

  Accumulation unit value:
    Beginning of period                                                                      $11.64
    End of period                                                                            $12.18
  Accumulation units outstanding
  at the end of period                                                                        2,716

Fifth Third Mid Cap VIP Division572

  Accumulation unit value:
    Beginning of period                                                                      $14.21
    End of period                                                                            $15.09
  Accumulation units outstanding
  at the end of period                                                                       33,132

Fifth Third Disciplined Value VIP Division576

  Accumulation unit value:
    Beginning of period                                                                      $13.47
    End of period                                                                            $15.08
  Accumulation units outstanding
  at the end of period                                                                       70,674





ACCUMULATION UNIT VALUES
CONTRACT - M&E 3.01% WITH THE FOLLOWING POSSIBLE COMBINATIONS OF BENEFITS:
COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND EARNINGSMAX AND PREMIUM CREDIT 4% AND
GUARANTEED MINIMUM WITHDRAWAL BENEFIT

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each division as of the end of the periods indicated. This information has been taken from the Separate Account's financial statements. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.

INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Select Large Cap Growth Division585

  Accumulation unit value:
    Beginning of period                                                                      $21.14
    End of period                                                                            $22.36
  Accumulation units outstanding
  at the end of period                                                                         916

JNL/FMR Capital Growth Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A

JNL/Select Global Growth Division583

  Accumulation unit value:
    Beginning of period                                                                      $17.50
    End of period                                                                            $19.87
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Alger Growth Division606

  Accumulation unit value:
    Beginning of period                                                                      $14.74
    End of period                                                                            $15.04
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Eagle Core Equity Division612

  Accumulation unit value:
    Beginning of period                                                                      $13.96
    End of period                                                                            $15.04
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Eagle SmallCap Equity Division585

  Accumulation unit value:
    Beginning of period                                                                      $14.96
    End of period                                                                            $17.13
  Accumulation units outstanding
  at the end of period                                                                         341

JNL/Select Balanced Division610

  Accumulation unit value:
    Beginning of period                                                                      $18.52
    End of period                                                                            $19.72
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Putnam Equity Division631

  Accumulation unit value:
    Beginning of period                                                                      $15.43
    End of period                                                                            $17.29
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/PPM America High Yield Bond Division663

  Accumulation unit value:
    Beginning of period                                                                      $13.75
    End of period                                                                            $13.78
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Select Money Market Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Putnam Value Equity Division610

  Accumulation unit value:
    Beginning of period                                                                      $15.98
    End of period                                                                            $16.98
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Salomon Brothers Strategic Bond Division585

  Accumulation unit value:
    Beginning of period                                                                      $14.98
    End of period                                                                            $15.95
  Accumulation units outstanding
  at the end of period                                                                         340

JNL/Salomon Brothers U.S. Government & Quality Bond Division585

  Accumulation unit value:
    Beginning of period                                                                      $12.91
    End of period                                                                            $13.34
  Accumulation units outstanding
  at the end of period                                                                         790

JNL/T. Rowe Price Established Growth Division606

  Accumulation unit value:
    Beginning of period                                                                      $20.85
    End of period                                                                            $22.08
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/JPMorgan International Equity Division607

  Accumulation unit value:
    Beginning of period                                                                      $10.26
    End of period                                                                            $11.54
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/T. Rowe Price Mid-Cap Growth Division606

  Accumulation unit value:
    Beginning of period                                                                      $26.23
    End of period                                                                            $28.66
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Alliance Capital Growth Division657

  Accumulation unit value:
    Beginning of period                                                                       $8.11
    End of period                                                                             $8.89
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/JPMorgan International Value Division585

  Accumulation unit value:
    Beginning of period                                                                       $7.86
    End of period                                                                             $9.37
  Accumulation units outstanding
  at the end of period                                                                         778

JNL/PIMCO Total Return Bond Division585

  Accumulation unit value:
    Beginning of period                                                                      $12.09
    End of period                                                                            $12.51
  Accumulation units outstanding
  at the end of period                                                                        1,265

JNL/Lazard Small Cap Value Division585

  Accumulation unit value:
    Beginning of period                                                                      $11.48
    End of period                                                                            $13.11
  Accumulation units outstanding
  at the end of period                                                                         444

JNL/Lazard Mid Cap Value Division585

  Accumulation unit value:
    Beginning of period                                                                      $13.19
    End of period                                                                            $15.45
  Accumulation units outstanding
  at the end of period                                                                         618

JNL/Salomon Brothers High Yield Bond Division674

  Accumulation unit value:
    Beginning of period                                                                      $11.43
    End of period                                                                            $11.72
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Mellon Capital Management (MCM) Enhanced S&P 500 Stock
Index Division650

  Accumulation unit value:
    Beginning of period                                                                       $6.95
    End of period                                                                             $7.60
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM The Dow(SM) 10 Division586

  Accumulation unit value:
    Beginning of period                                                                       $8.25
    End of period                                                                             $8.82
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM The S&P(R) 10 Division586

  Accumulation unit value:
    Beginning of period                                                                       $7.79
    End of period                                                                             $9.15
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Global 15 Division586

  Accumulation unit value:
    Beginning of period                                                                       $8.68
    End of period                                                                            $10.82
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM 25 Division586

  Accumulation unit value:
    Beginning of period                                                                       $9.40
    End of period                                                                            $10.99
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Select Small-Cap Division586

  Accumulation unit value:
    Beginning of period                                                                      $14.59
    End of period                                                                            $16.91
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/MCM Technology Sector Division606

  Accumulation unit value:
    Beginning of period                                                                       $5.17
    End of period                                                                             $5.26
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Healthcare Sector Division606

  Accumulation unit value:
    Beginning of period                                                                       $9.99
    End of period                                                                             $9.89
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Financial Sector Division631

  Accumulation unit value:
    Beginning of period                                                                      $10.04
    End of period                                                                            $11.13
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Oil & Gas Sector Division626

  Accumulation unit value:
    Beginning of period                                                                      $13.92
    End of period                                                                            $15.97
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Consumer Brands Sector Division663

  Accumulation unit value:
    Beginning of period                                                                       $8.99
    End of period                                                                             $9.99
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Communications Sector Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Putnam Midcap Growth Division583

  Accumulation unit value:
    Beginning of period                                                                       $6.04
    End of period                                                                             $7.03
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/FMR Balanced Division598

  Accumulation unit value:
    Beginning of period                                                                       $8.72
    End of period                                                                             $9.46
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/T. Rowe Price Value Division616

  Accumulation unit value:
    Beginning of period                                                                      $11.14
    End of period                                                                            $12.26
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM S&P 500 Index Division598

  Accumulation unit value:
    Beginning of period                                                                       $9.41
    End of period                                                                            $10.02
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM S&P 400 MidCap Index Division616

  Accumulation unit value:
    Beginning of period                                                                      $10.97
    End of period                                                                            $12.26
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Small Cap Index Division616

  Accumulation unit value:
    Beginning of period                                                                      $10.98
    End of period                                                                            $12.57
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/MCM International Index Division631

  Accumulation unit value:
    Beginning of period                                                                      $11.12
    End of period                                                                            $12.97
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Bond Index Division669

  Accumulation unit value:
    Beginning of period                                                                      $10.63
    End of period                                                                            $10.60
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Oppenheimer Global Growth Division606

  Accumulation unit value:
    Beginning of period                                                                       $9.43
    End of period                                                                            $10.69
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/Oppenheimer Growth Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A

JNL/AIM Large Cap Growth Division606

  Accumulation unit value:
    Beginning of period                                                                      $10.29
    End of period                                                                            $10.63
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/AIM Small Cap Growth Division583

  Accumulation unit value:
    Beginning of period                                                                      $10.32
    End of period                                                                            $11.34
  Accumulation units outstanding
  at the end of period                                                                          -








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

JNL/Select Value Division671

  Accumulation unit value:
    Beginning of period                                                                      $14.72
    End of period                                                                            $15.85
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Nasdaq 15 Division706

  Accumulation unit value:
    Beginning of period                                                                      $10.43
    End of period                                                                            $10.79
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM Value Line 25 Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A

JNL/MCM VIP Division695

  Accumulation unit value:
    Beginning of period                                                                      $10.10
    End of period                                                                            $11.04
  Accumulation units outstanding
  at the end of period                                                                          -

JNL/MCM JNL 5 Division729

  Accumulation unit value:
    Beginning of period                                                                      $10.72
    End of period                                                                            $10.87
  Accumulation units outstanding
  at the end of period                                                                          -

Fifth Third Quality Growth VIP Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A








INVESTMENT DIVISIONS                                                                      DECEMBER 31,
                                                                                              2004

Fifth Third Balanced VIP Division

  Accumulation unit value:
    Beginning of period                                                                        N/A
    End of period                                                                              N/A
  Accumulation units outstanding
  at the end of period                                                                         N/A

Fifth Third Mid Cap VIP Division585

  Accumulation unit value:
    Beginning of period                                                                      $13.38
    End of period                                                                            $14.45
  Accumulation units outstanding
  at the end of period                                                                         609

Fifth Third Disciplined Value VIP Division585

  Accumulation unit value:
    Beginning of period                                                                      $13.14
    End of period                                                                            $14.44
  Accumulation units outstanding
  at the end of period                                                                        1,474


-------------------------------------------------------------------------------------------------------------------
QUESTIONS:   If you have any questions about your Contract, you may contact us at:

ANNUITY SERVICE CENTER:                                   1 (800) 766-4683

         MAIL ADDRESS:                                    P.O. Box 17240, Denver, Colorado 80217-0240

         DELIVERY ADDRESS:                                8055 East Tufts Avenue, Second Floor, Denver,
                                                          Colorado 80237

INSTITUTIONAL MARKETING
GROUP (IMG) SERVICE CENTER:                               1 (800) 777-7779 (8 a.m. - 8 p.m., ET)
(for Contracts purchased through a bank
or another financial institution)

         MAIL ADDRESS:                                    P.O. Box 30392, Lansing, Michigan 48909-7892

         DELIVERY ADDRESS:                                1 Corporate Way, Lansing, Michigan 48951
                                                          Attn:  IMG

HOME OFFICE:                                              1 Corporate Way, Lansing, Michigan 48951

-------------------------------------------------------------------------------------------------------------------
